united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2015

Altegris Futures Evolution Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (EVOAX)
Class C (EVOCX)
Class I (EVOIX)
Class N (EVONX)

SUB-ADVISED BY
DoubleLine Capital LP
333 South Grand Avenue
Suite 1800
Los Angeles, CA 90071

888.524.9441 www.altegris.com/mutualfunds

Altegris Futures Evolution Strategy Fund

Annual Letter to Shareholders for the 9-Month Period Ending June 30, 2015

Dear Investor:

Please note that we have changed the fiscal year-end for the Altegris Futures Evolution Strategy Fund from September 30 to June 30 with the goal of consolidating the reporting period for several of the Altegris mutual funds. For this reason, the summary provided below pertains only to the nine month period from October 1, 2014 through June 30, 2015. The next annual period commences July 1, 2015 and will end June 30, 2016.

Market and Performance Summary

Since we wrote our last annual letter to shareholders, the U.S. clearly pulled ahead of the pack and defined its own economic path, while the rest of the globe largely pursued more aggressive policy action to catch up. China cut interest rates multiple times throughout the period and Mario Draghi’s €1 trillion European version of Quantitative Easing began in early March. In the U.S., it only remains a matter of time as to when the Federal Reserve will raise interest rates. The decoupling of central bank policy resulted in sustained trends across a variety of sectors for much of the period under review before subsiding in the final three months.

Oil prices fell dramatically, starting the period over $90/barrel, falling to under $50/barrel and finishing near $60/barrel. A strong U.S. dollar has kept inflation in check, but at the same time, has put a yellow light on U.S. economic growth as U.S. exports have grown more expensive for overseas customers. In U.S. equities, quick sell-offs followed by rallies at the end of 2014 gave way to choppy price action throughout much of 2015, creating fewer opportunities to capture trends in the S&P 500 and other U.S. markets. The most persistent trends were in European stock indices, including the DAX and EuroStoxx. Yet, even the most bullish equity markets over the past few years were not exempt from price reversals toward the latter part of the period.

In fixed income markets, the U.S. yield curve flattened slightly as the longer end of the curve experienced yield declines (U.S. 10-year yields started at 2.49%, fell to 1.64% and finished at 2.35%) while the shorter end of the curve experienced increases in yield. In Europe, some Eurozone debt had negative yields – meaning that investors were paying rather than receiving income to hold these bonds. Although yields across Europe continued to fall for most of the period under review, sanguine economic data in the Eurozone made for a difficult trading environment in the latter part of the period. German 10-year yields, for example, dropped below 0.1% in April only to end the period near 0.8%.

Given its trend following focus, the Fund performed as expected during this type of environment – capitalizing on strong trends across markets and struggling as some of these very strong trends diminished in strength. Overall, the Fund performed well on both an absolute and relative return perspective versus its managed futures peers. As shown in Figure 1, the Altegris Futures Evolution Strategy Fund’s Class A (at NAV), Class C, Class I and Class N shares delivered returns over the nine-month period of 11.02%, 10.46%, 11.31% and 11.04%, respectively. Meanwhile, the Bank of America Merrill Lynch 3-Month T-

Bill Index (“BofA ML”), Altegris 40 Index, Morningstar Managed Futures Category and S&P 500 Total Return Index (“S&P 500 TR”) returned 0.01%, 5.72%, 5.09% and 6.22%, respectively. The Fund’s net assets totaled approximately $492 million as of June 30, 2015.

Figure 1: Altegris Futures Evolution Strategy Fund Performance Review

October 1, 2014 – June 30, 2015

			Quarterly Returns
	9-Months	Since Inception*	Q2 2015	Q1 2015	Q4 2014
Class A (NAV)	11.02%	5.59%	-8.89%	7.73%	13.11%
Class A (max load)**	4.67%	3.90%	-14.13%	1.53%	6.65%
Class C (NAV)	10.46%	4.83%	-9.06%	7.53%	12.96%
Class I (NAV)	11.31%	5.86%	-8.82%	7.77%	13.27%
Class N (NAV)	11.04%	5.57%	-8.90%	7.73%	13.13%
BofA ML 3-Month T-Bill Index	0.01%	0.06%	0.01%	0.00%	0.00%
Altegris 40 Index	5.72%	1.41%	-9.52%	6.80%	9.40%
Morningstar Managed Futures Category	5.09%	0.00%	-6.09%	5.59%	5.99%
S&P 500 TR Index	6.22%	17.06%	0.28%	0.95%	4.93%

*	The inception date of Class A, Class I and Class N is 10/31/11; the inception date of Class C is 2/16/12. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.08% for Class A, 2.83% for Class C, 1.83% for Class I and 2.08% for Class N, per the Fund’s prospectus dated January 28, 2015.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital.

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under management of $31.6 billion as of June 30, 2015, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $896 million in assets as of June 30, 2015. Both programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes. Allocation changes were made to the portfolio during the period under review, as the Fund increased its managed futures exposure to Winton from 80% to 82% and decreased its managed futures exposure to ISAM from 20% to 18% (Figure 2).

Figure 2: Futures Exposure by Manager | As of June 30, 2015

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration and Opportunistic Income – that are actively managed by the Fund’s sub-adviser DoubleLine Capital, a fixed income investment specialist based in Los Angeles with assets under management of approximately $76 billion as of June 30, 2015. By the end of the period, investments in fixed income securities actively managed by DoubleLine represented approximately 77% of Fund assets. Over the nine-month period we reduced the Core Fixed Income allocation from 50% to 29% and increased allocations of Low Duration from 30% to 41% and Opportunistic Income from 20% to 29%, all in a continued effort to further reduce portfolio duration and increase portfolio yield (Figure 3).

Figure 3: Fixed Income Sub-Strategy Allocation | As of June 30, 2015

The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine Capital LP.

Drivers of Fund Performance

The first six months of the period were marked by strong price trends across multiple markets. As a result, the Fund was able to generate gains from both long and short positions across multiple futures sectors. The last three months (Q2 2015) was a different story as some very strong trends from 2014 changed direction. With momentum behind many of the strong trends of 2014 waning, the managers accessed by the Fund reigned in risk, waiting for trends to resume or for new trends to emerge. As a result, most of the period’s gains came from the “trendy” environment of October 1, 2014 through March 31 2015.

Long fixed income futures positions (combined bonds and rates) performed the best over the period, as strong trends across global fixed income markets drove gains in the first six months. As trends slowed across fixed income markets, first in the U.S. and then in Europe, the managers accessed by the Fund continued to reduce their net exposure to the asset class. Short energy futures positions also generated strong returns – particularly in Q4 2014 – benefiting from the rapid decline in oil prices. Short non-U.S. dollar currency positioning also generated gains for the Fund. The euro and Japanese yen, for example, continued their extended downward trends and hit their lowest levels versus the U.S. dollar since 2003 and 2007, respectively. Commodity sectors outside of energy detracted from Fund performance given the relative choppiness across these markets, with short grain futures positions being hit particularly hard. Stock index futures also struggled. Long positions in the EuroStoxx were hit particularly hard in October and December 2014, and then again in the last three months of the period, as equity markets sold-off amidst the multi-year equity bull market.

Figure 4: Futures Performance Attribution by Sector | October 1, 2014 – June 30, 2015

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of less than two years at inception.

With regard to manager attribution, both managed futures managers accessed by the Fund contributed significantly to Fund performance. ISAM attributed 4.90% and Winton attributed 4.21%, as gains for both managers were driven largely by long fixed income futures, short energy futures and short non-U.S. dollar currencies. The contribution from ISAM is particularly impressive given their significantly smaller allocation within the managed futures portion of the Fund. ISAM capitalized well on the short energy futures trade in addition to adeptly trading the volatile currency markets.

DoubleLine contributed 1.91% to Fund performance and achieved positive returns across all three fixed income sub-strategies. Given the quick shift in sovereign fixed income during Q2 2015, one might assume that the Fund’s allocation to DoubleLine detracted from performance. This was not the case. When we constructed the Fund’s cash management strategy, it was critical that we maintain the flexibility to increase or decrease the strategy’s sensitivity to interest rates at our discretion. Over the last two years, we have significantly reduced portfolio duration by allocating away from DoubleLine’s Core Fixed Income sub-strategy and toward the Low Duration and Opportunistic Income sub-strategies – a strategy that has paid off.

Figure 5: Performance Attribution by Manager | October 1, 2014 – June 30, 2015

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

After a prolonged period of strong trends, it is very common to see markets experience reversals for either technical or fundamental reasons (or both). In today’s market, there is no unifying reason for these recent corrective moves in Q2 — markets appeared to be simply retracing some of their price trends over the last 12-plus months. We believe these price reversals represent “normal” market behavior, particularly after a long trending period. It is very normal for trend following managers to have periods of drawdown after a strong positive sequence like the one we saw beginning in mid-2014. Investors might be nervous that we are entering a period of difficulty for managed futures in general. However, with momentum behind many of the strong trends of 2014 waning, the managers accessed by the Fund have reined in risk and are waiting for trends to resume, but have the flexibility to adjust positioning should the reversals continue and new trends emerge. Most importantly, we believe the underlying market conditions of expanding volatility and central bank policy divergence remain supportive of the opportunity sets in managed futures, regardless of whether you view current price moves as corrections or new trends.

We thank you for investing in the Altegris Futures Evolution Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Matt Osborne	Eric Bundonis, CFA	Robert J. Murphy, CFA, FRM, CAIA
Co-President	Director of Research & Sourcing	Deputy Chief Investment Officer
Portfolio Manager	Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Altegris 40 Index tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

Morningstar Managed Futures Category is comprised of funds that typically take long and short positions in futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. A majority of these funds follow trend-following, price-momentum strategies. Other strategies included are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. The Altegris Futures Evolution Strategy Fund includes an actively managed fixed income strategy not utilized by the majority of the funds in the category, which may make the comparison less meaningful.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1324-NLD-7/30/2015

Altegris Futures Evolution Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmark:

			Annualized	Annualized
			Since Inception	Since Inception
	One Year	Three Year	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	14.96%	7.78%	N/A	5.59%
Altegris Futures Evolution Strategy Fund - Class A with load **	8.39%	5.68%	N/A	3.90%
Altegris Futures Evolution Strategy Fund - Class C	14.12%	7.00%	4.83%	N/A
Altegris Futures Evolution Strategy Fund - Class I	15.23%	8.08%	N/A	5.86%
Altegris Futures Evolution Strategy Fund - Class N	15.00%	7.79%	N/A	5.57%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.02%	0.06%	0.07%	0.06%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.08%, 2.83%, 1.83% and 2.08% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated January 28, 2015. Class A shares are subject to a sales charge imposed on purchase of 5.75%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– June 30, 2015

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment	% of Net Assets
Bonds & Notes
Mortgage Backed Securities	38.1%
Government	17.0%
Asset Backed Securities	10.4%
Financial	5.2%
Consumer, Non-cyclical	2.8%
Energy	1.9%
Communications	1.5%
Basic Materials	1.2%
Consumer, Cyclical	0.9%
Industrial	0.8%
Utilities	0.8%
Technology	0.5%
Diversified	0.1%
Structured Note	4.0%
Unaffiliated Trading Companies	4.9%
Other, Cash & Cash Equivalents	9.9%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares				Value
	UNAFFILIATED TRADING COMPANIES - 4.9%
45,850	ISAM Systematic Program Class ISAM (a,b) *			$5,279,163
117,202	Winton Diversified Trading Program Class WNTN (a,b) *			19,000,735
	TOTAL UNAFFILIATED TRADING COMPANIES (Cost - $28,255,194)			24,279,898
Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 4.0%
98,600	Barclays Bank PLC Linked Note (a,b) * (Cost - $12,444,990)		1/28/2017	19,563,048
		Yield
	BONDS & NOTES - 75.0%
	AEROSPACE / DEFENSE - 0.1%
138,000	Boeing Co.	6.8750%	3/15/2039	190,892
125,000	TransDigm, Inc.	6.0000	7/15/2022	123,438
350,000	United Technologies Corp.	1.7780	5/4/2018	351,076
				665,406
	AGRICULTURE - 0.1%
190,000	Reynolds American, Inc.	4.0000	6/12/2022	194,079

	AIRLINES - 0.2%
200,000	Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings Ltd.	8.3750	5/10/2020	201,500
200,000	Gol LuxCo SA (c)	8.8750	1/24/2022	161,500
400,000	Latam Airlines Group SA (c)	7.2500	6/9/2020	412,083
				775,083
	APPAREL - 0.0% ^
45,000	Levi Strauss & Co. (c)	5.0000	5/1/2025	43,537

	AUTO MANUFACTURERS - 0.2%
400,000	Daimler Finance North America LLC. (c)	1.6500	3/2/2018	398,284
145,000	Ford Motor Co.	7.4500	7/16/2031	185,282
215,000	General Motors Financial Co., Inc.	2.4000	4/10/2018	215,534
85,000	Toyota Motor Credit Corp.	1.7500	5/22/2017	86,148
275,000	Toyota Motor Credit Corp.	1.4500	1/12/2018	275,265
				1,160,513
	AUTO PARTS & EQUIPMENT - 0.1%
75,000	American Axle & Manufacturing, Inc.	6.6250	10/15/2022	78,750
60,000	Dana Holding Corp.	5.5000	12/15/2024	58,950
176,000	Delphi Automotive Systems Corp.	4.1500	3/15/2024	181,935
75,000	Goodyear Tire & Rubber Co.	7.0000	5/15/2022	81,544
				401,179
	BANKS - 4.1%
300,000	Agromercantil Senior Trust (c)	6.2500	4/10/2019	309,000
600,000	Agromercantil Senior Trust	6.2500	4/10/2019	618,000
350,000	Australia & New Zealand Banking Group Ltd. (c)	4.8750	1/12/2021	392,938
350,000	Australia & New Zealand Banking Group Ltd. (c)	3.2500	3/1/2016	355,968
450,000	Banco Continental SAECA	8.8750	10/15/2017	473,400
400,000	Banco Davivienda SA	2.9500	1/29/2018	397,400
300,000	Banco de Chile	6.2500	6/15/2016	313,356
400,000	Banco de Costa Rica	5.2500	8/12/2018	410,200
100,000	Banco de Credito del Peru (c)	2.7500	1/9/2018	100,350
300,000	Banco de Credito del Peru	2.7500	1/9/2018	301,050
500,000	Banco De Credito e Inversiones	3.0000	9/13/2017	507,681
300,000	Banco do Brasil SA/Cayman (c,d)	9.0000	Perpetual	270,660
200,000	Banco GNB Sudameris SA	7.5000	7/30/2022	210,300
300,000	Banco Inbursa SA Institucion de Banca Multiple	4.1250	6/6/2024	288,150
200,000	Banco Internacional del Peru SAA (d)	8.5000	4/23/2070	223,250
250,000	Banco Mercantil del Norte SA (d)	6.8620	10/13/2021	261,563
200,000	Banco Nacional de Costa Rica	4.8750	11/1/2018	201,500
200,000	Banco Nacional de Costa Rica	4.8750	11/1/2018	201,500
200,000	Banco Regional SAECA	8.1250	1/24/2019	214,750

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	BANKS - 4.1% (continued)
150,000	Banco Regional SAECA	8.1250%	1/24/2019	$161,062
200,000	Banco Santander Chile (d)	1.8751	1/19/2016	200,000
800,000	Banco Santander Mexico SA (d)	5.9500	1/30/2024	838,000
645,000	Bank of America Corp.	2.0000	1/11/2018	647,114
170,000	Bank of Montreal	1.4000	9/11/2017	170,548
150,000	Bank of Montreal	1.3000	7/15/2016	150,817
175,000	Bank of Montreal	1.3000	7/14/2017	175,035
205,000	Bank of Montreal	2.3750	1/25/2019	207,622
355,000	Bank of Nova Scotia	1.2500	4/11/2017	355,743
345,000	BB&T Corp.	2.1500	3/22/2017	350,128
190,000	BB&T Corp.	2.4500	1/15/2020	190,426
200,000	BBVA Banco Continental SA	3.2500	4/8/2018	202,750
800,000	BBVA Bancomer SA/Grand Cayman (d)	6.0080	5/17/2022	822,800
200,000	BBVA Bancomer SA/Texas (c,d)	5.3500	11/12/2029	199,000
290,000	Citigroup, Inc.	1.7500	5/1/2018	288,683
355,000	Citigroup, Inc.	1.3500	3/10/2017	354,529
400,000	Corpbanca SA	3.1250	1/15/2018	401,153
400,000	Corpbanca SA	3.8750	9/22/2019	405,833
250,000	CorpGroup Banking SA	6.7500	3/15/2023	248,596
600,000	DBS Bank Ltd. (d)	3.6250	9/21/2022	619,300
700,000	Global Bank Corp.	4.7500	10/5/2017	716,800
200,000	Global Bank Corp. (c)	5.1250	10/30/2019	203,100
210,000	Goldman Sachs Group, Inc.	5.7500	10/1/2016	221,565
175,000	Goldman Sachs Group, Inc.	2.9000	7/19/2018	179,117
190,000	Goldman Sachs Group, Inc.	2.6000	4/23/2020	189,048
350,000	JPMorgan Chase & Co.	1.3500	2/15/2017	350,306
380,000	JPMorgan Chase & Co.	1.7000	3/1/2018	378,665
185,000	Morgan Stanley	3.7500	2/25/2023	187,061
190,000	Morgan Stanley	2.6500	1/27/2020	189,661
350,000	Morgan Stanley	1.8750	1/5/2018	350,929
425,000	National Australia Bank Ltd. (c)	3.0000	7/27/2016	434,854
900,000	Oversea-Chinese Banking (d)	4.0000	10/15/2024	921,586
360,000	PNC Funding Corp.	2.7000	9/19/2016	366,249
185,000	PNC Funding Corp.	3.3000	3/8/2022	188,152
900,000	United Overseas Bank Ltd. (d)	3.7500	9/19/2024	917,559
165,000	Wells Fargo & Co.	4.6000	4/1/2021	180,754
195,000	Wells Fargo & Co.	3.5000	3/8/2022	200,306
360,000	Wells Fargo & Co.	2.1000	5/8/2017	366,106
360,000	Westpac Banking Corp.	2.0000	8/14/2017	364,998
				19,946,971
	BEVERAGES - 0.3%
150,000	Ajecorp BV	6.5000	5/14/2022	109,500
360,000	Anheuser-Bush InBev Worldwide, Inc.	1.3750	7/15/2017	361,693
300,000	Central American Bottling Corp.	6.7500	2/9/2022	318,750
190,000	Coca-Cola Co.	1.6500	11/1/2018	191,005
180,000	PepsiCo, Inc.	1.8500	4/30/2020	178,013
				1,158,961
	BIOTECHNOLOGY - 0.1%
400,000	Amgen, Inc.	2.1250	5/15/2017	406,307
200,000	Amgen, Inc.	2.7000	5/1/2022	192,978
				599,285
	BUILDING MATERIALS - 0.3%
200,000	Cemex SAB de CV (d)	5.0253	10/15/2018	210,400
600,000	Grupo Cementos de Chihuahua SAB de CV	8.1250	2/8/2020	643,800
400,000	Union Andina de Cementos SAA	5.8750	10/30/2021	404,500
				1,258,700

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	CHEMICALS - 0.5%
110,000	Ashland, Inc.	4.7500%	8/15/2022	$107,938
85,000	Dow Chemical Co.	5.7000	5/15/2018	94,078
225,000	Dow Chemical Co.	2.5000	2/15/2016	227,072
200,000	Dow Chemical Co.	3.0000	11/15/2022	192,404
100,000	Ecolab, Inc.	1.5500	1/12/2018	99,568
200,000	Grupo Idesa SA de CV	7.8750	12/18/2020	213,100
600,000	Grupo Idesa SA de CV	7.8750	12/18/2020	634,500
90,000	Hexion US Finance Corp.	6.6250	4/15/2020	82,575
200,000	LPG International, Inc.	7.2500	12/20/2015	205,000
40,000	Platform Specialty Products Corp. (c)	6.5000	2/1/2022	41,300
600,000	Sociedad Quimica y Minera de Chile SA	6.1250	4/15/2016	608,704
				2,506,239
	COLLATERALIZED MORTGAGE OBLIGATIONS
	U.S. GOVERNMENT AGENCY - 7.6%
529,149	Fannie Mae REMICS 2005-2 S (d,e)	6.4130	2/25/2035	101,457
5,370,773	Fannie Mae REMICS 2005-104 NI (d,e)	6.5130	3/25/2035	602,835
980,065	Fannie Mae REMICS 2006-99 AS (d,e)	6.3930	10/25/2036	197,866
693,217	Fannie Mae REMICS 2006-119 PS (d,e)	6.5130	12/25/2036	116,674
1,090,460	Fannie Mae REMICS 2006-126 CS (d,e)	6.5130	1/25/2037	213,665
658,607	Fannie Mae REMICS 2009-41 ZA (e)	4.5000	6/25/2039	691,841
788,795	Fannie Mae REMICS 2009-98 DZ (e)	4.5000	12/25/2039	828,101
625,898	Fannie Mae REMICS 2010-76 ZK (e)	4.5000	7/25/2040	693,439
553,863	Fannie Mae REMICS 2010-115 SE (d,e)	5.8130	10/25/2040	103,881
385,495	Fannie Mae REMICS 2010-134 CS (d,e)	6.4930	12/25/2025	62,263
385,495	Fannie Mae REMICS 2010-134 SE (d,e)	6.4630	12/25/2025	61,107
506,578	Fannie Mae REMICS 2010-142 SC (d,e)	6.4130	12/25/2040	108,026
116,946	Fannie Mae REMICS 2010-57 DP (e)	4.0000	8/25/2039	120,255
274,040	Fannie Mae REMICS 2011-18 UZ (e)	4.0000	3/25/2041	278,789
553,522	Fannie Mae REMICS 2011-74 KL (e)	5.0000	6/25/2040	600,947
1,275,372	Fannie Mae REMICS 2011-93 ES (d,e)	6.3130	9/25/2041	254,400
480,303	Fannie Mae REMICS 2011-111 EZ (e)	5.0000	11/25/2041	529,629
2,220,661	Fannie Mae REMICS 2012-3 DS (d,e)	5.7630	2/25/2042	354,220
1,522,873	Fannie Mae REMICS 2013-74 YS (d,e)	5.7195	7/25/2043	1,382,667
140,307	Fannie Mae REMICS 2013-115 NS (d,e)	11.5013	11/25/2043	149,227
796,973	Fannie Mae REMICS 2013-122 DS (d,e)	5.1915	7/25/2043	674,746
1,846,883	Fannie Mae REMICS 2014-73 PS (d,e)	6.0130	11/25/2044	356,655
676,064	Freddie Mac REMICS 2663 ZP (e)	5.0000	8/15/2033	750,829
234,220	Freddie Mac REMICS 2909 Z (e)	5.0000	12/15/2034	258,953
440,526	Freddie Mac REMICS 3257 SI (d,e)	6.1345	12/15/2036	81,243
1,708,792	Freddie Mac REMICS 3404 SA (d,e)	5.8145	1/15/2038	298,094
1,460,932	Freddie Mac REMICS 3753 SB (d,e)	5.8145	11/15/2040	286,192
578,405	Freddie Mac REMICS 3770 SE (d,e)	6.3145	11/15/2040	70,477
2,538,672	Freddie Mac REMICS 3792 SP (d,e)	9.4890	1/15/2041	2,536,329
270,814	Freddie Mac REMICS 3818 JA (e)	4.5000	1/15/2040	283,807
851,487	Freddie Mac REMICS 3926 FS (d,e)	6.3945	9/15/2041	214,491
566,707	Freddie Mac REMICS 3957 DZ (e)	3.5000	11/15/2041	553,912
366,923	Freddie Mac REMICS 3957 HZ (e)	4.0000	11/15/2041	379,620
1,959,306	Freddie Mac REMICS 3984 DS (d,e)	5.7645	1/15/2042	354,121
951,722	Freddie Mac REMICS 4229 MS (d,e)	7.3754	7/15/2043	945,789
4,918,703	Freddie Mac REMICS 4255 GS (d,e)	5.9645	9/15/2043	1,051,198
164,787	Freddie Mac REMICS 4259 GS (d,e)	11.5053	10/15/2043	169,469
1,382,889	Freddie Mac REMICS 4291 MS (d,e)	5.7145	1/15/2054	231,019
4,955,861	Freddie Mac REMICS 4314 MS (d,e)	5.9145	7/15/2043	939,602
1,849,499	Freddie Mac REMICS 4391 MA (e)	3.0000	7/15/2040	1,890,615
5,195,979	Freddie Mac REMICS 4440 ZD (e)	2.5000	2/15/2045	4,195,171
2,777,721	Freddie Mac REMICS 4407 PS (d,e)	5.4145	6/15/2044	491,978

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS
	U.S. GOVERNMENT AGENCY (continued) - 7.6%
4,315,076	Government National Mortgage Association 2010-35 DS (d)	5.4933%	3/20/2040	$665,821
6,619,223	Government National Mortgage Association 2010-121 SE (d)	5.8133	9/20/2040	1,094,667
4,443,849	Government National Mortgage Association 2011-69 SC (d)	5.1933	5/20/2041	588,945
3,899,999	Government National Mortgage Association 2013-102 BS (d)	5.9633	3/20/2043	637,751
2,112,936	Government National Mortgage Association 2013-119 TZ	3.0000	8/20/2043	1,940,799
594,624	Government National Mortgage Association 2013-120 GS (d)	5.1759	8/20/2043	568,538
5,415,927	Government National Mortgage Association 2013-122 SB (d)	5.9153	8/16/2043	1,197,593
732,588	Government National Mortgage Association 2013-148 DS (d)	5.4953	10/16/2043	122,048
3,204,502	Government National Mortgage Association 2013-186 SG (d)	6.0653	2/16/2043	535,501
2,247,713	Government National Mortgage Association 2013-188 MS (d)	5.3653	12/16/2043	360,090
5,541,522	Government National Mortgage Association 2014-3 SM (d)	5.9153	1/16/2044	958,384
5,457,493	Government National Mortgage Association 2014-4 SM (d)	5.9133	1/20/2044	958,699
4,696,261	Government National Mortgage Association 2014-5 SA (d)	5.3633	1/20/2044	729,611
4,615,511	Government National Mortgage Association 2014-58 SG (d)	5.4153	4/16/2044	672,081
4,588,437	Government National Mortgage Association 2014-76 SA (d)	5.4133	1/20/2040	651,434
1,571,704	Government National Mortgage Association 2014-95 CS (d)	6.0653	6/16/2044	283,988
3,497,495	Government National Mortgage Association 2014-145 CS (d)	5.4153	5/16/2044	537,680
2,760,923	Government National Mortgage Association 2014-156 PS (d)	6.0633	10/20/2044	486,753
				37,455,982
	WHOLE LOAN COLLATERAL - 21.3%
505,000	Adjustable Rate Mortgage Trust 2005-2 6M2 (d)	1.1670	6/25/2035	460,121
629,970	Alternative Loan Trust 2004-28CB 1A1	5.5000	1/25/2035	646,153
3,978,855	Alternative Loan Trust 2005-63	2.4311	12/25/2035	3,625,568
1,574,481	Alternative Loan Trust 2006-14CB A8	6.0000	6/25/2036	1,374,393
1,313,483	Alternative Loan Trust 2006-8T1 1A4	6.0000	4/25/2036	1,109,171
2,605,106	Alternative Loan Trust 2006-41CB	6.0000	1/25/2037	2,272,898
429,369	Alternative Loan Trust 2007-22 2A16	6.5000	9/25/2037	340,734
1,202,887	Alternative Loan Trust 2007-J2 2A1	6.0000	7/25/2037	1,229,513
1,625,000	American General Mortgage Loan Trust 2010-1A A3 (c,d)	5.6500	3/25/2058	1,652,966
4,500,000	Bank of America Funding 2005-B 3M1 Trust (d)	0.6368	4/20/2035	3,836,579
396,121	Bank of America Funding 2006-3A1 Trust	5.7500	3/25/2036	371,601
2,263,926	Bank of America Funding 2007-1 TA3B Trust (f)	5.9426	1/25/2037	1,907,052
307,686	Bank of America Funding 2012-R4 A Trust (c,d)	0.4440	3/4/2039	304,168
1,165,599	Bank of America Mortgage 2007-1 Trust 2007-1 2A17	6.0000	1/25/2037	1,106,853
3,082,654	BCAP LLC 2010-RR6 1716 (c,d)	6.0075	7/26/2036	2,447,304
4,425,667	BCAP LLC 2012-RR1 Trust (c,d)	6.2842	10/26/2035	3,845,692
288,304	Bear Stearns Asset Backed Securities I Trust 2004-AC2 2A	5.0000	5/25/2034	290,212
1,119,367	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1 (d)	2.4939	2/20/2035	1,105,114
3,147,404	CHL Mortgage Pass-Through Trust 2005-HYB7 6A1 (d)	4.7429	11/20/2035	2,805,265
940,985	CHL Mortgage Pass-Through Trust 2007-5 A51	5.7500	5/25/2037	889,822
3,993,084	CHL Mortgage Pass-Through Trust 2007-8 1A24	6.0000	1/25/2038	3,582,695
5,746,759	CHL Mortgage Pass-Through Trust 2007-11 A12	6.0000	8/25/2037	5,005,456
1,071,607	CHL Mortgage Pass-Through Trust 2007-12 A9	5.7500	8/25/2037	1,015,265
115,320	Citicorp Mortgage Securities Trust Series 2007-2 3A1	5.5000	2/25/2037	115,372
57,795	Citicorp Mortgage Securities Trust Series 2007-6 1A5	6.0000	7/25/2037	57,900
3,115,561	Citicorp Mortgage Loan Trust 2006-AR2 1A2 (d)	2.6063	3/25/2036	2,962,117
1,954,646	Citicorp Mortgage Loan Trust 2011-12 1A2 (c,d)	4.9120	4/25/2036	1,447,655
612,767	CitiMortgage Alternative Loan Trust Series 2007-A1 2A1	5.5000	1/25/2022	618,690
312,808	Credit Suisse First Boston Mortgage Securities Corp. 2005-8 1A3	5.2500	9/25/2035	285,678
1,990,968	CSMC 2015-RPL3 Trust (c,f)	3.7500	12/25/2056	1,990,870
686,312	CSMC Mortgage-Backed Trust 2006-7 1A3	5.0000	8/25/2036	593,846
501,621	CSMC Mortgage-Backed Trust 2006-9 2A1	5.5000	11/25/2036	485,115
721,321	CSMC Mortgage-Backed Trust 2007-1 5A14	6.0000	2/25/2037	637,703
3,429	CSMC Series 2009-13R 2A1 (c)	6.0000	1/26/2037	3,429
869,883	CSMC Series 2010-4R 3A17 (c,d)	6.0000	6/26/2037	827,051
1,000,000	CSMC Series 2011-5R 6A9 (c,d)	2.7035	11/27/2037	894,953
1,000,000	CSMC Series 2011-12R 3A5 (c,d)	2.1424	7/27/2036	908,228
686,288	CSMC Trust 2013-3R 1A1 (c,d)	1.3148	4/27/2035	638,741

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 21.3% (continued)
381,436	First Horizon Alternative Mortgage Securities Trust 2005-AA4 1A1 (d)	2.2812%	5/25/2035	$317,064
2,445,928	First Horizon Alternative Mortgage Securities Trust 2005-FA4 1A6	5.5000	6/25/2035	2,270,295
256,417	GSR Mortgage Loan Trust 2004-2F 14A1	5.5000	9/25/2019	264,066
781,422	GSR Mortgage Loan Trust 2005-AR7 3A1 (d)	2.5595	11/25/2035	734,262
2,004,841	GSR Mortgage Loan Trust 2006-2F 3A4	6.0000	2/25/2036	1,658,866
2,042,786	GSR Mortgage Loan Trust 2006-AR1 3A1 (d)	3.4343	1/25/2036	1,851,140
1,169,867	GSR Mortgage Loan Trust 2007-1F 2A2	5.5000	1/25/2037	1,114,274
717,592	HomeBanc Mortgage Trust 2005-3 A1 (d)	0.4270	7/25/2035	658,641
3,532,606	HSI Asset Loan Obligation Trust 2007-AR1 (d)	2.5388	1/25/2037	2,657,940
1,154,335	Impac Secured Assets Trust 2006-5 1A1C (d)	0.4570	2/25/2037	888,422
100,293	JP Morgan Mortgage Trust 2007-S1 1A1	5.0000	3/25/2022	99,092
1,492,919	JP Morgan Mortgage Trust 2007-S2 1A11	6.0000	6/25/2037	1,308,351
1,026,261	JP Morgan Mortgage Trust 2007-S2 1A15	6.7500	6/25/2037	934,086
87,039	JP Morgan Resecuritization Trust Series 2011-2 2A3 (c,d)	3.5000	7/26/2036	87,684
2,014,764	Lehman Mortgage Trust 2005-1	5.5000	11/25/2035	1,924,007
761,922	Lehman Mortgage Trust 2006-1 1A3	5.5000	2/25/2036	619,855
757,774	Lehman Mortgage Trust 2006-2 2A3	5.7500	4/25/2036	761,927
740,482	MASTR Adjustable Rate Mortgages Trust 2006-2 2A1 (d)	2.5508	4/25/2036	688,771
1,334,813	Merrill Lynch Mortgage Investors Trust Series 2006-AF2	6.2500	10/25/2036	1,160,571
50,122	Morgan Stanley Mortgage Loan Trust 2004-1 1A1	5.0000	11/25/2018	51,141
1,064,864	Morgan Stanley Mortgage Loan Trust 2006-2 7A1 (d)	5.5412	2/25/2036	1,022,883
316,369	Morgan Stanley Mortgage Loan Trust 2006-7 3A (d)	5.3134	6/25/2036	266,041
807,923	Morgan Stanley Mortgage Loan Trust 2006-8AR 5A2 (d)	2.1283	6/25/2036	804,326
649,070	Morgan Stanley Mortgage Loan Trust 2006-11 2A2	6.0000	8/25/2036	528,210
1,859,413	Morgan Stanley Mortgage Loan Trust 2007-12 3A4	6.2500	8/25/2037	1,733,611
1,227,844	Morgan Stanley Reremic Trust 2012-R3 2A (c,d)	0.4014	2/26/2037	1,146,094
1,931,586	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2007-1 1A1A (f)	5.9950	3/25/2047	1,545,883
311,992	Opteum Mortgage Acceptance Corp. Asset Backed Pass - Through Certificates 2005-5 2AN (d)	5.6750	12/25/2035	323,215
408,950	PHH Alternative Mortgage Trust Series 2007-2 3A1	6.0000	5/25/2037	360,944
513,275	RALI Series 2006-QA1 A21 Trust (d)	3.7615	1/25/2036	413,425
489,606	RALI Series 2006-QS10 A9 Trust	6.5000	8/25/2036	423,538
886,867	RALI Series 2006-QS12 2A3 Trust	6.0000	9/25/2036	758,736
674,494	RALI Series 2007-QS6 A6 Trust	6.2500	4/25/2037	571,258
578,115	Residential Asset Securitization Trust 2006-A2 A3	6.0000	1/25/2046	471,477
457,786	Residential Asset Securitization Trust 2006-A6 2A11	6.0000	7/25/2036	403,895
705,283	Residential Asset Securitization Trust 2006-A11 1A4	6.2500	10/25/2036	585,758
802,871	Residential Asset Securitization Trust 2007-A1 A8	6.0000	3/25/2037	562,196
621,436	Residential Asset Securitization Trust 2007-A3 1A1 (d)	0.6370	4/25/2037	339,872
81,057	Residential Asset Securitization Trust 2007-A3 1A2 (d)	44.9497	4/25/2037	173,877
3,173,558	Residential Asset Securitization Trust 2007-A8 1A1 (d)	6.0000	8/25/2037	2,668,061
66,218	RFMSI Series 2003-S16 A1 Trust	4.7500	9/25/2018	66,629
358,912	RFMSI Series 2006-S3 A7 Trust	5.5000	3/25/2036	327,202
638,695	RFMSI Series 2006-S7 A3 Trust	6.2500	8/25/2036	578,761
252,403	RFMSI Series 2006-S7 A7 Trust	6.2500	8/25/2036	228,718
1,164,256	RFMSI Series 2007-S1 A5 Trust	6.0000	1/25/2037	1,061,897
394,095	RFMSI Series 2007-S2 A4 Trust	6.0000	2/25/2037	363,303
1,087,538	RFMSI Series 2007-S6 1A11 Trust	6.0000	6/25/2037	954,210
2,388,085	Sequoia Mortgage Trust 2013-1 2A1 (d)	1.8550	2/25/2043	2,121,183
104,940	Structured Asset Securities Corp. Mortgage Pass-through Certificates 2004-11XS 2A2 (f)	5.1077	6/25/2034	114,689
1,825,447	Towd Point Mortgage Trust 2015-1	3.0000	10/25/2053	1,834,599
1,298,670	WaMu Mortgage Pass-Through Certificates Series 2005-AR14 2A1 Trust (d)	2.3902	12/25/2035	1,187,352
1,529,552	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A8 Trust	6.0000	11/25/2035	1,403,683
2,174,856	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 1A2 Trust	6.0000	4/25/2037	1,846,688
1,305,001	Wells Fargo Alternative Loan 2007-PA3 1A4 Trust	5.7500	7/25/2037	1,183,449
793,992	Wells Fargo Alternative Loan 2007-PA3 3A1 Trust	6.2500	7/25/2037	719,650

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	COLLATERALIZED MORTGAGE OBLIGATIONS
	WHOLE LOAN COLLATERAL - 21.3% (continued)
787,543	Wells Fargo Mortgage Backed Securities 2006-2 3A1 Trust	5.7500%	3/25/2036	$803,517
441,157	Wells Fargo Mortgage Backed Securities 2007-3 1A4 Trust	6.0000	4/25/2037	438,010
445,117	Wells Fargo Mortgage Backed Securities 2007-7 A38 Trust	6.0000	6/25/2037	446,110
212,108	Wells Fargo Mortgage Backed Securities 2007-13 A6 Trust	6.0000	9/25/2037	219,349
				104,744,697
	COMMERCIAL MBS - 7.1%
700,000	BAMLL Re-REMIC Trust 2011-07C1 A3B (c)	5.3830	12/15/2016	723,992
50,000	Bank of America Commercial Mortgage Trust 2006-4 AM	5.6750	7/10/2046	52,089
250,000	Bank of America Commercial Mortgage Trust 2006-5 AM	5.4480	9/10/2047	259,931
790,000	Bank of America Commercial Mortgage Trust 2006-6 AM	5.3900	10/10/2045	826,964
385,000	Bank of America Commercial Mortgage Trust 2007-1 AM (c)	5.4160	1/15/2049	401,359
125,000	Bank of America Commercial Mortgage Trust 2007-2 AM (d)	5.7929	4/10/2049	131,695
125,000	Bank of America Commercial Mortgage Trust 2007-4 AM (d)	6.0026	2/10/2051	134,221
76,151	Boca Hotel Portfolio Trust 2013 BOCA A (c,d)	1.3355	8/15/2026	76,139
250,000	Boca Hotel Portfolio Trust 2013 BOCA D (c,d)	3.2355	8/15/2026	249,852
265,000	CD 2007-CD4 AMFX Commercial Mortgage Trust (d)	5.3660	12/11/2049	274,918
349,000	CD 2007-CD5 Mortgage Trust (d)	6.3273	11/15/2044	373,803
500,000	CDGJ Commercial Mortgage Trust 2014-BXCH B (c,d)	2.0355	12/15/2027	498,838
50,000	Citigroup Commercial Mortgage Trust 2006-C4 AM (d)	5.9690	3/15/2049	51,775
610,000	Citigroup Commercial Mortgage Trust 2007-C6 AMFX (c,d)	5.8998	12/10/2049	643,945
250,000	Citigroup Commercial Mortgage Trust 2008-C7 AM (d)	6.3491	12/10/2049	270,425
961,312	Citigroup Commercial Mortgage Trust 2012-GC8 XA (c,d)	2.3552	9/10/2045	88,667
4,692,357	Citigroup Commercial Mortgage Trust 2014-GC25 XA (d)	1.2496	10/10/2047	360,181
120,600	Citigroup Commercial Mortgage Trust 2015-GC27 D (c,d)	4.5772	2/10/2048	104,329
300,000	COMM 2006-C7 AM Mortgage Trust (d)	5.9679	6/10/2046	310,912
236,574	COMM 2013-FL3 RRI2 Mortgage Trust (c,d)	4.4360	10/13/2028	237,493
110,600	COMM 2014-CCRE15 D Mortgage Trust (c,d)	4.9183	2/10/2047	105,117
125,000	COMM 2014-CCRE19 C Mortgage Trust (d)	4.8777	8/10/2047	126,341
3,717,423	COMM 2014-CCRE19 XA Mortgage Trust (d)	1.4650	8/10/2047	279,545
100,000	COMM 2014-CCRE20 C Mortgage Trust (d)	4.6581	11/10/2047	99,218
350,000	COMM 2014-KYO E Mortgage Trust (c,d)	2.5380	6/11/2027	349,122
890,000	COMM 2014-KYO F Mortgage Trust (c,d)	3.6880	6/11/2027	890,839
563,625	COMM 2014-USB4 E Mortgage Trust (c)	3.7500	8/10/2047	417,557
644,150	COMM 2014-USB4 F Mortgage Trust (c)	3.7500	8/10/2047	479,094
1,207,795	COMM 2014-USB4 G Mortgage Trust (c)	3.7500	8/10/2047	588,231
5,000	COMM 2014-USB4 Y Mortgage Trust (c,d)	—	8/10/2047	—
1,996,679	COMM 2015-CCRE22 XA Mortgage Trust (d)	1.1722	3/10/2048	135,285
180,000	COMM 2015-CCRE23 D Mortgage Trust (d)	4.3998	5/10/2048	152,703
107,700	COMM 2015-LC19 B Mortgage Trust (d)	3.8290	2/10/2048	107,799
1,031,194	Commercial Mortgage Pass Through Certificates 2012-CR3 XA (d)	2.1549	10/15/2045	106,281
425,000	Commercial Mortgage Trust 2006-GG7 AM (d)	6.0132	7/10/2038	440,376
125,000	Commercial Mortgage Trust 2007-GG11 AM (d)	5.8670	12/10/2049	134,081
250,000	Commercial Mortgage Trust 2007-GG9 AM	5.4750	3/10/2039	261,077
105,200	Commercial Mortgage Trust 2007-GG9 AMFX	5.4750	3/10/2039	110,229
554,211	Countrywide Commercial Mortgage Trust 2007-MF1 A (c,d)	6.2738	11/12/2043	584,059
125,000	Credit Suisse Commercial Mortgage Trust Series 2006-C1 C (d)	5.6391	2/15/2039	126,901
730,600	Credit Suisse Commercial Mortgage Trust Series 2006-C4 AM	5.5090	9/15/2039	762,092
200,000	Credit Suisse Commercial Mortgage Trust Series 2006-C5 AM	5.3430	12/15/2039	209,896
250,000	Credit Suisse Commercial Mortgage Trust Series 2007-C2 AM (d)	5.6150	1/15/2049	262,810
250,000	Credit Suisse Commercial Mortgage Trust Series 2007-C4 A1AM (d)	6.1470	9/15/2039	264,797
23,386	Credit Suisse First Boston Mortgage Securities Corp. 1998-C2 F (c,d)	6.7500	11/15/2030	24,021
200,109	Credit Suisse First Boston Mortgage Securities Corp. 2005-C2 AMFX	4.8770	4/15/2037	200,325
1,997,374	CSAIL 2015-C1 XA Commercial Mortgage Trust (d)	1.1194	4/15/2050	133,634
250,000	CSMC Series 2009-RR2 IQB (c,d)	5.6945	4/16/2049	262,080
250,000	GS Mortgage Securities Trust 2006-GG6 AJ (d)	5.7081	4/10/2038	253,928
808,700	GS Mortgage Securities Trust 2006-GG8 AJ	5.6220	11/10/2039	820,953
8,373,544	GS Mortgage Securities Trust 2015-GC28 XA (d)	1.3219	2/10/2048	623,464

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	COMMERCIAL MBS - 7.1% (continued)
1,122,129	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 X (d)	0.6886%	5/15/2045	$5,032
247,065	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 AM	5.3720	5/15/2047	255,265
750,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-C1 AM (d)	6.1594	2/15/2051	803,254
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18 AM (d)	5.4660	6/12/2047	263,803
475,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM (d)	6.0869	2/12/2051	515,689
750,000	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LPD12 AM (d)	6.2083	2/15/2051	805,664
928,436	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 XA (d)	2.0506	5/15/2045	77,048
2,342,525	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 XA (d)	2.2608	10/15/2045	218,443
796,138	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CBX XA (d)	1.9258	6/15/2045	57,063
108,300	JP Morgan Chase Commercial Mortgage Series Trust 2014-DSTY A (c)	3.4289	6/10/2027	112,086
600,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-PHH A (c,d)	1.3840	8/15/2027	600,773
785,000	JP Morgan Chase Commercial Mortgage Series Trust 2015-CSMO C (c,d)	2.4355	1/15/2032	782,661
175,000	JP Morgan Commercial Mortgage-Backed Securities Trust 2009-RR2 GEB (c)	5.5430	12/13/2049	183,176
108,930	JPMBB Commercial Mortgage Securities Trust 2014-C23 C (d)	4.6089	9/15/2047	109,543
9,972,659	JPMBB Commercial Mortgage Securities Trust 2014-C25 XA (d)	1.1639	11/15/2047	662,334
115,000	JPMBB Commercial Mortgage Securities Trust 2014-C26 C (d)	4.5702	1/15/2048	115,354
945,693	JPMBB Commercial Mortgage Securities Trust 2014-C26 XA (d)	1.3294	1/15/2048	68,209
127,500	JPMBB Commercial Mortgage Securities Trust 2015-C27 D (c,d)	3.9848	2/15/2048	106,545
1,220,007	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA (d)	1.5353	2/15/2048	105,627
1,998,271	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA (d)	1.3514	10/15/2048	151,904
102,700	LB Commercial Mortgage Trust 2007-C3 AMFL (c,d)	6.1008	7/15/2044	110,668
250,000	LB-UBS Commercial Mortgage Trust 2005-C7 AJ (d)	5.3230	11/15/2040	251,719
250,000	LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.3780	11/15/2038	260,410
2,055,256	LB-UBS Commercial Mortgage Trust 2006-C7 XCL (c,d)	0.8541	11/15/2038	16,463
1,712,713	LB-UBS Commercial Mortgage Trust 2006-C7 XW (c,d)	0.8541	11/15/2038	13,719
350,000	LB-UBS Commercial Mortgage Trust 2007-C2 AM (d)	5.4930	2/15/2040	367,116
640,000	LB-UBS Commercial Mortgage Trust 2007-C2 AJ (d)	6.4550	9/15/2045	676,633
535,000	LMREC 2015-CRE1 A, Inc. (c,d)	1.9370	2/22/2032	534,305
250,000	Merrill Lynch Mortgage Trust 2005-CKI1 AJ (d)	5.4601	11/12/2037	251,876
225,000	Merrill Lynch Mortgage Trust 2006-C1 AJ (d)	5.8654	5/12/2039	226,687
250,000	ML-CFC Commercial Mortgage Trust 2006-1 AJ (d)	5.7487	2/12/2039	254,749
425,000	ML-CFC Commercial Mortgage Trust 2006-4 AM	5.2040	12/12/2049	445,763
825,000	ML-CFC Commercial Mortgage Trust 2007-5 AM	5.4190	8/12/2048	864,440
945,271	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 XA (c,d)	1.9793	8/15/2045	72,357
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 C	4.4893	10/15/2047	126,146
125,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 C	4.0000	12/15/2047	118,599
175,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 D (c)	3.0710	2/15/2048	137,871
237,245	Morgan Stanley Capital I, Inc. 2006-XLF J (c,d)	0.6035	7/15/2019	236,177
646,765	Morgan Stanley Capital I, Inc. 2007-XLFA D (c,d)	0.3740	10/15/2020	643,469
250,000	Morgan Stanley Capital I Trust 2005-HQ7 AJ (d)	5.3619	11/14/2042	251,907
600,000	Morgan Stanley Capital I Trust 2005-IQ10 AJ (d)	5.4702	9/15/2042	603,304
250,000	Morgan Stanley Capital I Trust 2005-T19 AJ (d)	4.9850	6/12/2047	249,883
100,000	Morgan Stanley Capital I Trust 2007-HQ11 AJ (d)	5.5080	2/12/2044	103,493
108,800	Morgan Stanley Capital I Trust 2007-IQ13 AJ	5.4380	3/15/2044	111,179
125,000	Morgan Stanley Capital I Trust 2007-IQ13 AM	5.4060	3/15/2044	131,908
350,000	Morgan Stanley Capital I Trust 2007-IQ16 AM (d)	6.2812	12/12/2049	380,519
450,000	Morgan Stanley Capital I Trust 2007-IQ16 AMA (d)	6.2772	12/12/2049	484,872
770,298	Morgan Stanley Capital I Trust 2011-C1 XA (c.d)	1.0553	9/15/2047	11,049
610,000	Morgan Stanley Capital I Trust 2015-XLF1 D (c.d)	3.1855	8/14/2031	610,046
500,000	Morgan Stanley Re-REMIC Trust 2009-GG10 A4B (c,d)	5.9886	8/12/2045	532,664
1,035,199	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA (c,d)	2.2757	8/10/2049	104,755
125,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C28 AJ (d)	5.6320	10/15/2048	127,304
125,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ (d)	5.4130	12/15/2043	127,832
700,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM	5.3830	12/15/2043	735,567
300,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL (c,d)	0.3853	12/15/2043	290,594
350,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AM (d)	5.5910	4/15/2047	371,333
650,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C32 AMFX (c)	5.7030	6/15/2049	693,366
600,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AM (d)	6.1496	2/15/2051	643,190
114,000	Wells Fargo Commercial Mortgage Trust 2014-LC18 B	3.9590	12/15/2047	113,883

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield		Maturity	Value
	COMMERCIAL MBS - 7.1% (continued)
5,727,000	Wells Fargo Commercial Mortgage Trust 2015-LC26 XA (d)	1.5618%		2/15/2048	$534,032
1,997,512	Wells Fargo Commercial Mortgage Trust 2015-NXS1 XA (d)	1.3507		5/15/2048	160,189
959,114	WFRBS Commercial Mortgage Trust 2012-C8 XA (c,d)	2.3456		8/15/2045	90,679
1,013,494	WFRBS Commercial Mortgage Trust 2012-C9 XA (c,d)	2.3516		11/15/2045	104,868
5,608,467	WFRBS Commercial Mortgage Trust 2014-C24 XA (d)	1.1347		11/15/2047	368,269
					34,928,708
	COMMERCIAL SERVICES - 0.2%
115,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	5.5000		4/1/2023	113,562
622,170	ENA Norte Trust	4.9500		4/25/2023	644,724
55,000	Service Corp. International/US	5.3750		1/15/2022	57,750
140,000	United Rentals North America, Inc.	7.6250		4/15/2022	151,550
					967,586
	COMPUTERS - 0.2%
144,000	Apple, Inc.	0.9000		5/12/2017	144,040
250,000	Hewlett-Packard Co.	3.3000		12/9/2016	256,619
100,000	Hewlett-Packard Co.	2.6000		9/15/2017	101,808
270,000	International Business Machines Corp.	1.1250		2/6/2018	268,286
					770,753
	COSMETICS / PERSONAL CARE - 0.1%
210,000	Procter & Gamble Co.	0.7500		11/4/2016	210,114
150,000	Procter & Gamble Co.	1.6000		11/15/2018	151,247
130,000	Revlon Consumer Products Corp.	5.7500		2/15/2021	127,400
					488,761
	DISTRIBUTION / WHOLESALE - 0.0% ^
75,000	HD Supply, Inc	7.5000		7/15/2020	79,312

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
190,000	Air Lease Corp.	3.7500		2/1/2022	189,886
190,000	Ally Financial, Inc.	4.1250		3/30/2020	189,643
90,000	American Express Credit Corp.	2.1250		3/18/2019	90,185
390,000	American Express Credit Corp.	1.1250		6/5/2017	388,532
290,000	American Express Credit Corp.	2.2500		8/15/2019	290,487
150,000	Bantrab Senior Trust	9.0000		11/14/2020	157,354
300,000	Cementos Progreso Trust	7.1250		11/6/2023	319,406
200,000	CIMPOR Financial Operations BV	5.7500		7/17/2024	162,000
400,000	Corp Financiera de Desarrollo SA	3.2500		7/15/2019	402,360
200,000	Corp Financiera de Desarrollo SA (c)	3.2500		7/15/2019	201,180
200,000	Fondo MIVIVIENDA SA	3.3750		4/2/2019	201,500
300,000	Fondo MIVIVIENDA SA	3.3750		4/2/2019	302,250
740,000	General Electric Capital Corp.	2.9000		1/9/2017	761,844
750,000	Guanay Finance Ltd.	6.0000		9/15/2020	774,150
85,000	Icahn Enterprises LP	4.8750		3/15/2019	85,637
200,000	Magnesita Finance Ltd.	8.6250		Perpetual	161,500
88,000	National Rural Utilities Cooperative Finance Corp.	10.3750		11/1/2018	111,989
350,000	National Rural Utilities Cooperative Finance Corp.	1.1000		1/27/2017	350,704
195,000	National Rural Utilities Cooperative Finance Corp.	2.0000		1/27/2020	192,176
586,632	Peru Enhanced Pass-Through Finance Ltd.	—	**	5/31/2018	564,082
165,000	Synchrony Financial	3.0000		8/15/2019	166,174
900,000	Tanner Servicios Financieros SA	4.3750		3/13/2018	916,582
200,000	Unifin Financiera SAPI de CV SOFOM ENR (c)	6.2500	**	7/22/2019	197,750
					7,177,371
	ELECTRIC - 0.9%
200,000	AES Andres Dominicana Ltd. / Itabo Dominicana Ltd.	9.5000		11/12/2020	210,000
200,000	AES El Salvador Trust II	6.7500		3/28/2023	190,500
250,000	AES Gener SA	5.2500		8/15/2021	264,285
195,000	Berkshire Hathaway Energy Co.	6.5000		9/15/2037	239,226
200,000	Comision Federal de Electricidad	4.8750		5/26/2021	210,323
360,000	Duke Energy Corp.	1.6250		8/15/2017	361,341

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	ELECTRIC - 0.9% (continued)
170,000	Duke Energy Progress, Inc.	4.1500%	12/1/2044	$164,290
200,000	Empresa de Energia de Bogota SA ESP	6.1250	11/10/2021	211,000
200,000	Empresa Electrica Guacolda SA (c)	4.5600	4/30/2025	193,203
200,000	Empresas Publicas de Medellin ESP	7.6250	7/29/2019	233,000
200,000	Inkia Energy Ltd. (c)	8.3750	4/4/2021	214,960
200,000	Inkia Energy Ltd.	8.3750	4/4/2021	214,960
200,000	Isreal Electric Corp. Ltd.	5.0000	11/12/2024	202,600
600,000	Isreal Electric Corp. Ltd.	5.6250	6/21/2018	637,872
196,824	Mexico Generadora de Energia	5.5000	12/6/2032	191,903
245,000	Southern Co.	1.9500	9/1/2016	247,780
150,000	Southern Co.	2.4500	9/1/2018	153,132
				4,140,375
	ELECTRONICS - 0.1%
285,000	Thermo Fisher Scientific, Inc.	3.3000	2/15/2022	281,632

	ENGINEERING & CONSTRUCTION - 0.1%
200,000	Aeropuertos Dominicanos Siglo XXI SA (f)	9.7500	11/13/2019	204,000
300,000	OAS Financial Ltd.* (c,g)	8.8750	Perpetual	61,200
145,000	SBA Communications Corp Class A	5.6250	10/1/2019	150,800
				416,000
	ENTERTAINMENT - 0.0% ^
55,000	Regal Entertainment Group Class A	5.7500	3/15/2022	55,616
60,000	Scientific Games International, Inc. (c)	7.0000	1/1/2022	61,950
				117,566
	ENVIRONMENTAL CONTROL - 0.1%
225,000	Waste Management, Inc.	2.6000	9/1/2016	228,946
135,000	Waste Management, Inc.	4.1000	3/1/2045	123,143
175,000	Waste Management, Inc.	6.1000	3/15/2018	195,367
				547,456
	FOOD - 1.3%
300,000	Cencosud SA	5.5000	1/20/2021	315,208
200,000	Cencosud SA	4.8750	1/20/2023	201,043
250,000	Corp Azucarera del Peru SA	6.3750	8/2/2022	223,779
400,000	Cosan Overseas Ltd.	8.2500	Perpetual	398,000
275,000	General Mills, Inc.	5.7000	2/15/2017	294,226
190,000	HJ Heinz Co. (c)	1.6000	6/30/2017	190,019
360,000	HJ Heinz Co. (c)	2.0000	7/2/2018	359,886
200,000	JBS Investments GmbH	7.2500	4/3/2024	207,000
200,000	JBS Investments GmbH	7.7500	10/28/2020	217,500
200,000	JBS Investments GmbH	7.7500	10/28/2020	217,500
75,000	JBS USA LLC / JBS USA Finance, Inc. (c)	5.7500	6/15/2025	74,134
125,000	Kellogg Co.	7.4500	4/1/2031	157,394
350,000	Kellogg Co.	1.7500	5/17/2017	351,797
365,000	Kroger Co.	2.2000	1/15/2017	370,093
245,000	Kroger Co.	3.4000	4/15/2022	246,795
400,000	Marfrig Holding Europe BV (c)	6.8750	6/24/2019	381,000
400,000	Marfrig Holding Europe BV	6.8750	6/24/2019	381,000
500,000	Minerva Luxembourg SA	8.7500	Perpetual	500,000
200,000	Minerva Luxembourg SA	7.7500	1/31/2023	201,500
200,000	Pesquera Exalmar S.A.A. (c)	7.3750	1/31/2020	165,500
200,000	Pesquera Exalmar S.A.A.	7.3750	1/31/2020	165,500
35,000	Pilgrim’s Pride Corp. (c)	5.7500	3/15/2025	35,350
105,000	Post Holdings, Inc.	7.3750	2/15/2022	106,837
200,000	Raizen Energy Finance Ltd.	7.0000	2/1/2017	211,100
375,000	Tyson Foods, Inc.	3.9500	8/15/2024	377,752
				6,349,913

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	FOREIGN GOVERNMENT - 0.4%
650,000	Colombia Government International Bond	4.3750%	7/12/2021	$679,900
400,000	Instituto Costarricense de Electricidad	6.9500	11/10/2021	419,500
700,000	Mexico Government International Bond	3.5000	1/21/2021	714,000
230,000	Mexico Government International Bond	4.0000	10/2/2023	236,325
				2,049,725
	FOREST PRODUCTS & PAPER - 0.3%
200,000	Celulosa Arauco y Constitucion SA	7.2500	7/29/2019	231,040
345,000	Georgia-Pacific LLC (c)	3.6000	3/1/2025	341,616
600,000	Inversiones CMPC SA	4.7500	1/19/2018	629,220
				1,201,876
	GAS - 0.0% ^
85,000	Southern Star Central Corp. (c)	5.1250	7/15/2022	86,275

	HAND / MACHINE TOOLS - 0.0% ^
105,000	Milacron LLC/Mcron Finance Corp. (c)	7.7500	2/15/2021	108,150

	HEALTHCARE - PRODUCTS - 0.3%
20,000	Alere, Inc. (c)	6.3750	7/1/2023	20,350
135,000	Alere, Inc.	6.5000	6/15/2020	139,725
245,000	Covidien International Finance SA	2.9500	6/15/2023	239,529
325,000	Covidien International Finance SA	6.0000	10/15/2017	358,161
550,000	Zimmer Holdings, Inc.	1.4500	4/1/2017	550,186
				1,307,951
	HEALTHCARE - SERVICES - 0.3%
218,000	Anthem, Inc.	1.8750	1/15/2018	217,620
317,000	Anthem, Inc.	2.3000	7/15/2018	318,886
165,000	HCA, Inc.	5.3750	2/1/2025	167,690
30,000	Kindred Escrow Corp. II (c)	8.0000	1/15/2020	32,100
565,000	Laboratory Corp of America Holdings	2.5000	11/1/2018	569,739
185,000	Laboratory Corp of America Holdings	4.7000	2/1/2045	169,452
75,000	LifePoint Hospitals, Inc.	5.5000	12/1/2021	77,438
115,000	Select Medical Corp.	6.3750	6/1/2021	116,150
40,000	Tenet Healthcare, Corp. (c)	6.7500	6/15/2023	40,800
				1,709,875
	HOLDING COMPANIES - DIVERSIFIED - 0.3%
20,000	Argos Merger Sub, Inc. (c)	7.1250	3/15/2023	20,950
400,000	Hutchinson Whampoa International 12 II Ltd.	2.0000	11/8/2017	402,060
200,000	Hutchinson Whampoa International 12 II Ltd.	3.2500	11/8/2022	198,980
400,000	Hutchinson Whampoa International 12 II Ltd. (d)	6.0000	Perpetual	424,616
200,000	Inretail Shopping Malls	6.5000	7/9/2021	212,560
425,000	MUFG Americas Holdings Corp.	1.6250	2/9/2018	423,379
				1,682,545
	HOME BUILDERS - 0.0% ^
85,000	WCI Communities, Inc.	6.8750	8/15/2021	87,763

	HOME EQUITY ABS - 1.1%
792,614	Bayview Financial Acquisition Trust 2007-A 1A5 (f)	6.1010	5/28/2037	795,294
3,576,672	GSAA Home Equity Trust 2006-18 AF6 (f)	5.6816	11/25/2036	1,960,095
358,961	GSAA Home Equity Trust 2007-10 A1A	6.0000	11/25/2037	315,369
142,513	GSAA Trust 2005-7 AF2 (d)	4.4760	5/25/2035	143,646
451,462	Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC3 M3 (d)	0.8920	3/25/2035	450,305
2,685,667	Nomura Home Equity Loan Trust Series 2007-1 2A2 (d)	0.2670	2/25/2037	1,901,930
55	RASC Series 2005-KS4 M1 Trust (d)	0.8020	5/25/2035	55
				5,566,694
	HOUSEHOLD PRODUCTS / WARES - 0.0% ^
30,000	Spectrum Brands Escrow Corp. (c)	5.7500	7/15/2025	30,450
30,000	Spectrum Brands Escrow Corp.	6.7500	3/15/2020	31,590
				62,040

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	INSURANCE - 0.3%
175,000	Berkshire Hathaway, Inc.	0.9500%	8/15/2016	$175,367
150,000	Berkshire Hathaway, Inc.	1.6000	5/15/2017	151,612
215,000	Liberty Mutual Group, Inc. (c)	6.5000	5/1/2042	250,886
370,000	MetLife, Inc.	4.1250	8/13/2042	344,359
375,000	Metropolitan Life Global Funding I (c)	1.5000	1/10/2018	374,301
190,000	TIAA Asset Management Finance Co. LLC (c)	2.9500	11/1/2019	191,328
				1,487,853
	INTERNET - 0.3%
400,000	Alibaba Group Holdings Ltd. (c)	3.6000	11/28/2024	385,691
190,000	Amazon.com, Inc.	3.8000	12/5/2024	190,711
375,000	eBay, Inc.	1.3500	7/15/2017	374,442
500,000	Tencent Holdings Ltd. (c)	2.8750	2/11/2020	499,319
200,000	Tencent Holdings Ltd. (c)	3.8000	2/11/2025	194,013
				1,644,176
	INVESTMENT COMPANIES - 0.2%
200,000	Grupo Aval Ltd.	5.2500	2/1/2017	207,420
500,000	GrupoSura Finance SA	5.7000	5/18/2021	532,350
				739,770
	IRON / STEEL - 0.1%
15,000	ArcelorMittal	6.1250	6/1/2025	14,953
359,000	Glencore Funding LLC (c)	2.5000	1/15/2019	354,972
120,000	Glencore Funding LLC (c)	3.1250	4/29/2019	121,020
155,000	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (c)	6.3750	5/1/2022	150,350
60,000	Steel Dynamics, Inc.	5.1250	10/1/2021	60,120
				701,415
	LEISURE TIME - 0.0% ^
15,000	NCL Corp. Ltd.	5.0000	2/15/2018	15,300
75,000	NCL Corp. Ltd. (c)	5.2500	11/15/2019	76,781
75,000	Viking Cruises Ltd. (c)	8.5000	10/15/2022	83,250
				175,331
	LODGING - 0.0% ^
40,000	MGM Resorts International	6.6250	12/15/2021	41,800
40,000	Station Casinos LLC	7.5000	3/1/2021	42,800
				84,600
	MACHINERY - CONSTRUCTION & MINING - 0.1%
325,000	Caterpillar Financial Services Corp.	1.0000	3/3/2017	325,722
60,000	Terex Corp.	6.0000	5/15/2021	60,300
				386,022
	MACHINERY - DIVERSIFIED - 0.1%
332,000	John Deere Capital Corp.	1.4000	3/15/2017	335,149
35,000	Manitowoc Co., Inc.	8.5000	11/1/2020	36,969
				372,118
	MEDIA - 0.7%
90,000	21st Century Fox America, Inc.	4.7500	9/15/2044	87,999
135,000	CCO Holdings, LLC. / CCO Holdings Capital Corp.	5.2500	9/30/2022	132,975
25,000	CCO Holdings, LLC. / CCO Holdings Capital Corp. (c)	5.1250	5/1/2023	24,313
65,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. (c)	6.3750	9/15/2020	64,561
345,000	Comcast Corp.	6.5000	1/15/2017	373,180
90,000	Comcast Corp.	4.2000	8/15/2034	86,802
105,000	Comcast Corp.	4.4000	8/15/2035	104,262
200,000	Globo Comunicacao e Participacoes S.A. (f)	5.1250	10/30/2019	203,100
300,000	Globo Comunicacao e Participacoes S.A. (f)	6.2500	7/20/2014	299,625
400,000	Globo Comunicacao e Participacoes S.A. (f)	5.3070	5/11/2022	412,000
60,000	Gray Television, Inc.	7.5000	10/1/2020	63,600
145,000	TEGNA, Inc. (c)	4.8750	9/15/2021	143,913
375,000	Thomson Reuters Corp.	1.3000	2/23/2017	374,257
195,000	Time Warner, Inc.	3.6000	7/15/2025	189,673
10,000	Tribune Media Co. (c)	5.8750	7/15/2022	10,075

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	MEDIA - 0.7% (continued)
400,000	TV Azteca SAB de CV	7.6250%	9/18/2020	$420,500
250,000	VTR Finance BV	6.8750	1/15/2024	255,463
				3,246,298
	MINING - 0.5%
500,000	Cia Minera Ares SAC	7.7500	1/23/2021	513,125
200,000	Freeport-McMoRan, Inc.	5.4500	3/15/2043	166,971
600,000	Freeport-McMoRan, Inc.	2.3750	3/15/2018	595,407
150,000	Southern Copper Corp.	6.7500	4/16/2040	154,911
100,000	Southern Copper Corp.	3.8750	4/23/2025	96,314
200,000	Vedanta Resources PLC	6.0000	1/31/2019	193,500
300,000	Vedanta Resources PLC (c)	7.1250	5/31/2023	285,000
250,000	Volcan Cia Minera SAA	5.3750	2/2/2022	243,438
				2,248,666
	MISCELLANEOUS MANUFACTURING - 0.0% ^
110,000	Gates Global LLC / Gates Global Co. (c)	6.0000	7/15/2022	99,550

	MULTI - NATIONAL - 0.1%
500,000	Banco Latinoamericano de Comercio Exterior SA (c)	3.2500	5/7/2020	497,500
200,000	Banco Latinoamericano de Comercio Exterior SA	3.7500	4/4/2017	205,000
				702,500
	MUNICIPAL - 1.7%
3,900,000	Commonwealth of Puerto Rico	8.0000	7/1/2035	2,632,500
250,000	Commonwealth of Virginia	5.0000	6/1/2027	304,765
200,000	East Bay Municipal Utility District Water System Revenue	5.0000	6/1/2031	235,546
380,000	Gwinnett County School District	5.0000	2/1/2031	453,275
250,000	New York State Dormitory Authority	5.0000	3/15/2033	284,772
1,405,000	Puerto Rico Commonwealth Government Employees Retirement System	6.2000	7/1/2040	551,533
2,500,000	Puerto Rico Commonwealth Government Employees Retirement System	6.3000	7/1/2043	981,350
320,000	State of California	5.0000	8/1/2033	366,298
170,000	State of Louisiana	5.0000	5/1/2028	194,964
350,000	State of Nevada	5.0000	11/1/2026	420,690
270,000	State of Oregon Department of Transportation	5.0000	11/15/2029	318,352
350,000	State of Texas	5.0000	10/1/2028	411,957
290,000	State of Washington	5.0000	7/1/2033	331,905
320,000	University of Texas System	5.0000	8/15/2027	379,923
280,000	Utah Transit Authority	5.0000	6/15/2031	328,090
				8,195,920
	OFFICE / BUSINESS EQUIPMENT - 0.1%
75,000	CDW LLC / CDW Finance Corp.	6.0000	8/15/2022	77,437
550,000	Xerox Corp.	2.9500	3/15/2017	563,335
				640,772
	OIL & GAS - 1.6%
160,000	BP Capital Markets PLC	1.8460	5/5/2017	161,956
150,000	BP Capital Markets PLC	1.6740	2/13/2018	150,526
175,000	BP Capital Markets PLC	3.0620	3/17/2022	174,544
530,000	Chevron Corp.	1.3650	3/2/2018	529,778
950,000	CNOOC Finance 2015 Australia Pty Ltd.	2.6250	5/5/2020	937,581
200,000	CNPC General Capital Ltd. (c,d)	1.1750	5/14/2017	199,691
150,000	ConocoPhillips Co.	6.5000	2/1/2039	186,156
370,000	ConocoPhillips Co.	1.0500	12/15/2017	367,212
300,000	Delek & Avner Tamar Bond Ltd. (c)	3.8390	12/30/2018	304,125
300,000	Delek & Avner Tamar Bond Ltd. (c)	4.4350	12/30/2020	305,639
200,000	Delek & Avner Tamar Bond Ltd. (c)	5.4120	12/30/2025	201,000
150,000	Devon Energy Corp.	6.3000	1/15/2019	169,447
100,000	Ecopetrol SA	7.3750	9/18/2043	104,820
250,000	Ecopetrol SA	5.8750	5/28/2045	220,945
15,000	Energy XXI Gulf Coast, Inc.	7.5000	12/15/2021	4,838
70,000	Energy XXI Gulf Coast, Inc.	9.2500	12/15/2017	37,275

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	OIL & GAS - 1.6% (continued)
1,049,000	Energy XXI Gulf Coast, Inc. (c)	11.0000%	3/15/2020	$917,875
30,000	EPL Oil & Gas, Inc.	8.2500	2/15/2018	18,000
120,000	Memorial Production Partners LP / Memorial Production Finance Corp.	6.8750	8/1/2022	108,540
250,000	Pacific Rubiales Energy Corp. (c)	5.1250	3/28/2023	178,750
200,000	Pacific Rubiales Energy Corp. (c)	5.3750	1/26/2019	164,300
150,000	Pacific Rubiales Energy Corp.	5.1250	3/28/2023	107,250
350,000	Pacific Rubiales Energy Corp.	5.3750	1/26/2019	287,525
400,000	Petroleos Mexicanos	3.5000	7/18/2018	412,280
50,000	Petroleos Mexicanos (d)	2.2951	7/18/2018	50,970
320,000	Petroleos Mexicanos (c)	5.6250	1/23/2046	298,784
75,000	Phillips 66	5.8750	5/1/2042	81,716
350,000	Phillips 66	2.9500	5/1/2017	359,756
185,820	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.2980	9/30/2020	200,221
40,000	Sanchez Energy Corp.	6.1250	1/15/2023	35,800
40,000	Seven Generations Energy Ltd. (c)	8.2500	5/15/2020	42,440
200,000	Sinopec Group Overseas Development 2014 Ltd. (c,d)	1.1912	4/10/2019	199,630
400,000	Sinopec Group Overseas Development 2014 Ltd. (c)	2.5000	4/28/2020	393,976
90,000	Triangle USA Petroleum Corp. (c)	6.7500	7/15/2022	69,750
65,000	Ultra Petroleum Corp. (c)	5.7500	12/15/2018	62,400
				8,045,496
	OTHER ABS - 9.1%
750,000	Anchorage Capital CLO 4 Ltd. 2014-4A A1A (c,d)	1.7290	7/28/2026	745,903
800,000	Apidos CDO V 2007-5A B (c,d)	0.9753	4/15/2021	765,947
300,000	Apidos CLO XVI 2013-16A A1 (c,d)	1.7251	1/19/2025	299,533
250,000	Apidos CLO XVIII 2014-18A C (c,d)	3.9251	7/22/2026	245,170
250,000	Apidos CLO XVIII 2014-18A D (c,d)	5.4751	7/22/2026	234,273
394,386	Ares IIR/IVR CLO Ltd. 2007-3RA A2 (c,d)	0.4956	4/16/2021	389,915
360,401	Ares XII CLO Ltd. 2007-12A A (c,d)	0.9120	11/25/2020	356,652
250,000	Ares XXIX CLO Ltd. 2014-1A D (c,d)	5.0751	4/17/2026	226,150
909,515	Ares XXX CLO Ltd. 2014-30A A2 (c,d)	1.1251	4/20/2023	903,883
976,748	Atrium V 5A A2A (c,d)	0.4960	7/20/2020	969,775
250,000	Avery Point IV CLO Ltd. 2014-1A D (c,d)	3.7770	4/25/2026	240,921
1,461,786	Babson CLO, Inc. 2007- 1A A2A (c,d)	0.4901	1/18/2021	1,449,431
265,779	Babson CLO, Inc. 2007- 1X A2A (c,d)	0.4901	1/18/2021	263,533
71,792	Babson CLO Ltd. 2005-3A A (c,d)	0.5289	11/10/2019	71,631
250,000	Babson CLO Ltd. 2013-IA A (c,d)	1.3751	4/20/2025	247,391
250,000	Baker Street Funding CLO 2005-1A B (c,d)	0.7359	12/15/2018	246,532
23,461	Bear Stearns Asset Backed Securities Trust 2007-2 A1 (d)	0.3770	1/25/2047	23,437
250,000	Betony CLO Ltd. 2015-1A X (c,d)	1.2694	4/15/2027	250,044
250,000	Birchwood Park CLO Ltd. 2014-1A C2 (c,d)	3.4253	7/15/2026	250,652
66,545	Black Diamond CLO 2005-1A AI Delaware Corp. (c,d)	0.5508	6/20/2017	66,485
837,963	BlackRock Senior Income Series IV 2006-4A A(c,d)	0.5151	4/20/2019	829,740
431,994	Blue Elephant Loan Trust 2015-1 A (c)	3.1200	12/15/2022	432,069
700,000	Blue Elephant Loan Trust 2015-1 B (c)	5.5600	12/15/2022	701,818
1,000,000	BlueMountain CLO Ltd. 2013-1A A1 (c,d)	1.4739	5/15/2025	991,584
1,000,000	BlueMountain CLO Ltd. 2014-3A A1 (c,d)	1.7553	10/15/2026	1,000,297
500,000	BlueMountain CLO Ltd. 2014-4A B1 (c,d)	2.6828	11/30/2026	501,088
141,705	Bluemountain CLO Ltd. 2007-SA A1B (c,d)	0.5333	3/17/2021	140,081
579,686	Callidus Debt Partners CLO Fund VI Ltd. 6A A1T (c,d)	0.5373	10/23/2021	570,791
250,000	Canyon Capital CLO 2012-1A C (c,d)	3.0753	1/15/2024	246,504
329,287	Carlyle High Yield Partners IX Ltd. 2006-9A A1 (c,d)	0.5279	8/1/2021	325,320
263,643	Carlyle High Yield Partners VIII Ltd. 2006-8A A2A (c,d)	0.5210	5/21/2021	261,409
1,311,897	Carlyle High Yield Partners X Ltd. (c,d)	0.5001	4/19/2022	1,285,595
1,000,000	Catarmaran CLO Ltd. 2015-1A A (c,d)	1.8071	4/22/2027	1,000,383
250,000	Cent CDO 10 Ltd. 2015-10 D (c,d)	2.0359	12/15/2017	247,069
368,439	CENT CDO XI Ltd. 2006-11A A1 (c,d)	0.5370	4/25/2019	362,973
500,000	CENT CLO LP 2013-20A Class C (c,d)	3.2770	1/25/2026	497,132
1,468,387	Citigroup Mortgage Loan Trust 2007-WFHE2	0.3670	3/25/2037	1,436,106

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	OTHER ABS - 9.1% (continued)
500,000	ColumbusNova CLO Ltd. 2006-IA D (c,d)	1.8251%	7/18/2018	$491,934
1,739,968	ColumbusNova CLO Ltd. 2007-1A A1 (c,d)	0.5260	5/16/2019	1,728,546
843,920	Consumer Credit Origination Loan Trust 2015-1 A (c)	2.8200	3/15/2021	849,402
2,000,000	Consumer Credit Origination Loan Trust 2015-1 B (c)	5.2100	3/15/2021	2,033,902
187,437	Countrywide Asset-Backed Certificates 2005-15 1AF6 (d)	4.5454	4/25/2036	190,329
250,000	Dorchester Park CLO Ltd. 2015-1A C (c,d)	3.4611	1/20/2027	250,127
250,000	Dorchester Park CLO Ltd. 2015-1A D (c,d)	3.8111	1/20/2027	239,086
500,000	Dryden XVI-Leveraged Loan CDO 2006-16A A2 (c,d)	0.6551	10/20/2020	493,496
83,467	Duane Street CLO III Ltd. 2006-3A A1 (c,d)	0.5259	1/11/2021	83,224
25,642	Eaton Vance CDO IX Ltd. 2007 9A A2 (c,d)	0.5051	4/20/2019	25,636
675,848	Eaton Vance CDO VIII Ltd. 2006-8A A (c,d)	0.5239	8/15/2022	666,949
1,000,000	Eaton Vance CDO VIII Ltd. 2006-8A B (c,d)	0.9239	8/15/2022	958,628
250,000	Emerson Park CLO Ltd. 2013-1A C1 (c,d)	3.0253	7/15/2025	248,684
250,000	Flatiron CLO Ltd. 2014-1A B (c,d)	3.1251	7/17/2026	248,290
250,000	Flatiron CLO Ltd. 2014-1A C (c,d)	3.5751	7/17/2026	235,503
295,362	Four Corners CLO III Ltd. 2006-3A A (c,d)	0.5260	7/22/2020	293,226
158,107	Franklin CLO V Ltd. 5A A2 (c,d)	0.5459	6/15/2018	157,477
750,000	Goldentree Loan Opportunities X Ltd. (c,d)	1.2838	7/20/2027	750,000
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A C (c,d)	2.9782	8/1/2025	243,384
250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. 2013-2A D (c,d)	4.0782	8/1/2025	240,914
300,000	Halcyon Loan Advisors Funding 2014-1 Ltd. 2014-1A A1 (c,d)	1.8051	4/18/2026	298,680
250,000	Halcyon Loan Advisors Funding 2014-1 Ltd. 2014-1A C (c,d)	3.2751	4/18/2026	247,332
1,205,763	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D 2A2 (d)	0.2970	11/25/2036	1,177,649
1,000,000	Jamestown CLO VI Ltd. 2015-6A A1A (c,d)	1.8561	2/20/2027	1,001,191
37,266	Jersey Street CLO Ltd. 2006-1A A (c,d)	0.5251	10/20/2018	37,252
174,998	JP Morgan Mortgage Acquisition Trust 2007-CH5 A3 (d)	0.2970	5/25/2037	171,415
257,994	KKR Financial CLO 2007-1A A (c,d)	0.6239	5/15/2021	255,860
500,000	LCM VI Ltd. 6A C (c,d)	1.0859	5/28/2019	488,480
250,000	LCM XII LP 12A A (c,d)	3.9798	10/19/2022	249,707
250,000	LCM XV 15A A (c,d)	3.3820	8/25/2024	250,226
500,000	LCM XVI LP 16A A (c,d)	1.7753	7/15/2026	500,000
250,000	Madison Park Funding XIII Ltd. 2014-13 A D (c,d)	3.6251	1/19/2025	237,938
250,000	Marea CLO Ltd. 2012-1A E (c,d)	6.3753	10/15/2023	249,980
88,557	Mountain Captial Clo VI Ltd. 2007-6A A (c,d)	0.5120	4/25/2019	88,240
430,370	Mountain View CLO II Ltd. 2006-2A A1 (c,d)	0.5259	1/12/2021	426,555
104,389	MT Wilson Clo II Ltd. 2007-2A A1 (c,d)	0.5059	7/11/2020	104,245
190,436	Nautique Funding Ltd. 2006-1A A1A (c,d)	0.5253	4/15/2020	188,333
250,000	NewMark Capital Funding 2013-1A A2 Ltd. (c,d)	1.4038	6/2/2025	246,238
829,997	NYLIM Flatiron CLO 2006-1A A1 Ltd. (c,d)	0.5160	8/8/2020	824,346
250,000	OCP CLO Ltd. 2012-2A A2 (c,d)	1.7635	11/22/2023	249,558
562,893	Octagon Investment Patners IX ltd. 2006-1A A1 (c,d)	0.5173	4/23/2020	560,094
214,429	OHA Intrepid Leveraged Loan Fund Ltd. 2011-1AR AR (c,d)	1.1951	4/20/2021	214,424
362,434	Pacific Bay CDO Ltd. 2003-1A A2 (c,d)	1.6529	11/4/2038	347,936
231,445	Pacifica CDO VI Corp. 2006-6A A1A (c,d)	0.5139	8/15/2021	229,941
681,674	Prospect Park CDO Ltd. 2006-1A A (c,d)	0.5253	7/15/2020	677,239
348,997	Race Point III CLO Ltd. 2006-3 A (c,d)	0.5353	4/15/2020	348,639
673,256	RAMP Series 2006-RS4 A3 Trust (d)	0.3570	7/25/2036	652,879
127,221	RASC Series 2007-KS2 AI2 Trust (d)	0.3070	2/25/2037	125,744
500,000	Regatta V Funding Ltd. 2014-1A A1A (c,d)	1.8370	10/25/2026	500,554
736,616	Saturn CLO Ltd. 2007-1A A1 (c,d)	0.5016	5/13/2022	730,726
250,000	Sierra CLO II Ltd. 2006-2A A2L (c,d)	0.7060	1/22/2021	247,179
155,220	Structured Asset Securities Corp. Mortgage Loan Trust 2005-4XS 1A3 (f)	5.0000	3/25/2035	155,984
250,000	Symphony CLO XI Ltd. 2013-11A C (c,d)	3.4244	1/17/2025	250,001
375,000	Symphony CLO XV Ltd. 2014-15A X (c,d)	1.2030	10/17/2026	375,122
580,617	Venture V CDO Ltd/ 2005-1A A2 (c,d)	0.7335	11/22/2018	579,882
250,000	Venture XVII CLO Ltd. 2014-17A A (c,d)	1.7553	7/15/2026	250,128

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	OTHER ABS - 9.1% (continued)
250,000	Venture XVII CLO Ltd. 2014-17A B2 (c,d)	2.3753%	7/15/2026	$249,998
500,000	Washington Mill CLO Ltd. 2014-1A A1 (c,d)	1.7751	4/20/2026	498,717
376,705	Westwood CDO I Ltd. 2006-X A1 (d)	0.5208	3/25/2021	371,994
328,881	Westwood CDO II Ltd. 2007-2A A1 (c,d)	0.4970	4/25/2022	323,795
250,000	Zais CLO 2 Ltd.2014-2A A1A (c,d)	1.7770	7/25/2026	248,562
				44,738,717
	PACKAGING & CONTAINERS - 0.1%
140,000	Berry Plastics Corp.	5.5000	5/15/2022	140,525
150,000	Plastipak Holdings, Inc. (c)	6.5000	10/1/2021	152,625
125,000	Reynolds Group Issuer, Inc.	8.2500	2/15/2021	129,687
				422,837
	PHARMACEUTICALS - 0.5%
415,000	AbbVie, Inc.	1.8000	5/14/2018	413,780
174,000	AbbVie, Inc.	4.7000	5/14/2045	171,152
375,000	Actavis Funding SCS	2.3500	3/12/2018	376,980
145,000	Baxalta, Inc. (c)	5.2500	6/23/2045	145,791
560,000	Cardinal Health, Inc.	1.9500	6/15/2018	560,942
40,000	Express Scripts Holding Co.	1.2500	6/2/2017	39,813
325,000	Express Scripts Holding Co.	2.6500	2/15/2017	330,821
372,000	McKesson Corp.	1.2920	3/10/2017	371,458
35,000	Quintiles Transnational Corp. (c)	4.8750	5/15/2023	35,175
157,000	Teva Pharmaceutical Finance Co. BV	2.9500	12/18/2022	151,664
				2,597,576
	PIPELINES - 0.3%
195,000	Energy Transfer Partners LP	4.7500	1/15/2026	192,553
130,000	Enterprise Products Operating LLC	3.7000	2/15/2026	125,874
335,000	Kinder Morgan Energy Partners LP	6.0000	2/1/2017	356,764
145,000	Kinder Morgan Energy Partners LP	6.9500	1/15/2038	155,830
245,000	ONEOK Partners LP	3.2500	2/1/2016	247,312
155,000	Tesoro Logistics LP (c)	6.2500	10/15/2022	160,425
300,000	Transportadora de Gas Internacional SA ESP (c)	5.7000	3/20/2022	314,625
				1,553,383
	REITS - 0.2%
180,000	Boston Properties LP	4.1250	5/15/2021	191,231
345,000	ERP Operating LP	5.7500	6/15/2017	373,065
50,000	ERP Operating LP	4.5000	7/1/2044	48,708
75,000	Simon Property Group LP	4.3750	3/1/2021	81,252
75,000	Simon Property Group LP	4.1250	12/1/2021	80,556
350,000	Simon Property Group LP	2.1500	9/15/2017	356,238
				1,131,050
	RETAIL - 0.3%
55,000	Asbury Automotive Group, Inc.	6.0000	12/15/2024	57,200
35,000	Family Tree Escrow LLC (c)	5.7500	3/1/2023	36,575
300,000	Grupo Elektra SAB DE CV	7.2500	8/6/2018	309,000
20,000	Rite Aid Corp. (c)	6.1250	4/1/2023	20,600
55,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	57,337
405,000	Walgreens Boots Alliance, Inc.	4.8000	11/18/2044	381,103
365,000	Walgreens Boots Alliance, Inc.	1.7500	11/17/2017	366,434
375,000	Wal-Mart Stores, Inc.	1.1250	4/11/2018	373,212
				1,601,461
	SOFTWARE - 0.2%
55,000	Activision Blizzard, Inc. (c)	5.6250	9/15/2021	57,613
115,000	Audatex North America, Inc. (c)	6.0000	6/15/2021	118,163
95,000	Infor US, Inc. (c)	6.5000	5/15/2022	96,662
100,000	Oracle Corp.	2.2500	10/8/2019	100,579
665,000	Oracle Corp.	2.3750	1/15/2019	674,885
				1,047,902
	STUDENT LOAN ABS - 0.2%
1,208,016	Access Group Inc. 2007-A B (d)	0.8320	2/25/2037	1,028,017

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	TELECOMMUNICATIONS - 0.9%
385,000	AT&T, Inc.	1.7000%	6/1/2017	$386,475
200,000	AT&T, Inc.	3.4000	5/15/2025	190,742
100,000	B Communications Ltd. (c)	7.3750	2/15/2021	107,250
550,000	British Telecommunications PLC	5.9500	1/15/2018	607,302
520,000	Cisco Systems, Inc.	1.6500	6/15/2018	521,848
120,000	CommScope, Inc. (c)	5.0000	6/15/2021	117,000
400,000	Digicel Limited	7.0000	2/15/2020	414,000
200,000	Digicel Limited	7.1250	4/1/2022	189,940
200,000	Empresa Nacional de Telecomunicaciones SA	4.7500	8/1/2026	196,330
75,000	Frontier Communications Corp.	8.5000	4/15/2020	78,412
80,000	Intelsat Luxembourg SA	5.5000	8/1/2023	70,840
150,000	Level 3 Communications, Inc.	5.7500	12/1/2022	148,875
520,000	Orange SA	2.7500	9/14/2016	529,411
200,000	Sixsigma Networks Mexico SA de CV (c)	8.2500	11/7/2021	206,740
400,000	Telefonica Celular del Paraguay S.A.	6.7500	12/13/2022	414,000
350,000	Verizon Communications, Inc.	4.4000	11/1/2034	324,016
				4,503,181
	TRANSPORTATION - 0.1%
20,000	Air Medical Merger Sub Corp. (c)	6.3750	5/15/2023	19,050
170,000	Burlington Northern Santa Fe LLC	4.5500	9/1/2044	167,335
185,000	FedEx Corp.	4.1000	2/1/2045	166,173
200,000	Transportadora de Gas Intl.	5.7000	3/20/2022	209,750
				562,308
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.1%
323,938	Fannie Mae Pool AL4292 (e)	4.5000	4/1/2026	346,729
999,509	Fannie Mae Pool AS4281 (e)	3.0000	1/1/2035	1,015,998
1,758,086	Fannie Mae Pool AS4360 (e)	3.0000	1/1/2035	1,791,906
988,865	Fannie Mae Pool AS4645 (e)	3.0000	3/1/2045	986,243
173,572	Fannie Mae Pool MA1050 (e)	4.5000	3/1/2042	182,729
1,984,673	Fannie Mae Pool MA2270 (e)	3.0000	5/1/2045	1,962,888
1,460,299	Freddie Mac Gold Pool	3.0000	1/1/2045	1,453,184
366,400	Freddie Mac Gold Pool N70081 (e)	5.5000	7/1/2038	410,967
1,994,179	Freddie Mac Gold Pool G08622 (e)	3.5000	4/1/2045	2,055,143
				10,205,787
	U.S. GOVERNMENT OBLIGATIONS - 6.0%
1,797,319	United States Treasury Note	0.1250	4/15/2019	1,816,619
1,060,000	United States Treasury Note	0.2500	9/30/2015	1,060,331
780,000	United States Treasury Note	0.2500	10/31/2015	780,367
320,000	United States Treasury Note	0.2500	11/30/2015	320,225
230,000	United States Treasury Note	0.3750	8/31/2015	230,117
1,400,000	United States Treasury Note	0.7500	2/28/2018	1,394,422
800,000	United States Treasury Note	0.7500	4/15/2018	795,438
1,000,000	United States Treasury Note	0.8750	11/30/2016	1,005,859
1,710,000	United States Treasury Note	0.8750	5/15/2017	1,717,882
1,400,000	United States Treasury Note	0.8750	1/15/2018	1,400,437
1,730,000	United States Treasury Note	1.0000	9/15/2017	1,740,001
2,270,000	United States Treasury Note	1.7500	2/28/2022	2,230,452
1,350,000	United States Treasury Note	1.7500	3/31/2022	1,325,531
1,050,000	United States Treasury Note	1.7500	5/15/2023	1,015,629
2,450,000	United States Treasury Note	2.0000	8/31/2021	2,458,039
2,200,000	United States Treasury Note	2.2500	3/31/2021	2,247,436
1,680,000	United States Treasury Note	2.3750	12/31/2020	1,731,843
1,530,000	United States Treasury Note	2.7500	11/15/2023	1,590,482
800,000	United States Treasury Note	2.7500	11/15/2042	744,250
1,640,000	United States Treasury Note	3.1250	1/31/2017	1,707,394

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Principal
Amount ($)		Yield	Maturity	Value
	U.S. GOVERNMENT OBLIGATIONS - 6.0% (Continued)
1,100,000	United States Treasury Note	3.2500%	3/31/2017	$1,151,648
710,000	United States Treasury Note	3.6250	2/15/2044	780,612
320,000	United States Treasury Note	4.5000	2/15/2036	402,350
				29,647,364
	TOTAL BONDS & NOTES (Cost - $368,954,049)			368,849,029

	SHORT-TERM INVESTMENTS - 8.8%
	U.S. TREASURY BILLS - 8.8%
13,000,000	United States Treasury Bill+	0.0675	11/12/2015	12,996,733
15,000,000	United States Treasury Bill+	0.135	2/4/2016	14,987,737
15,000,000	United States Treasury Bill+	0.195	4/28/2016	14,975,458
	TOTAL SHORT-TERM INVESTMENTS (Cost - $42,959,928)			42,959,928

	TOTAL INVESTMENTS - 92.7% (Cost - $452,614,161) (h)			$455,651,903
	OTHER ASSETS LESS LIABILITIES - 7.3%			36,066,838
	TOTAL NET ASSETS - 100.0%			$491,718,741

MBS - Mortgage Backed Security

ABS - Asset Backed Security

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

*	Non-Income bearing.

^	Represents a percentage less than 0.05%

**	Zero coupon security. Payment received at maturity. Rate shown represents rate at date of purchase.

+	Held as collateral for the swap contract.

(a)	All or a portion of these investments is a holding of the AFES Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at June 30, 2015.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $85,628,578 or 17.41% of net assets.

(d)	Variable rate security; the rate shown represents the rate at June 30, 2015.

(e)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp., Federal National Mortgage Association, Freddie Mac and Fannie Mae currently operate under a federal conservatorship.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of June 30, 2015.

(g)	Security in default.

(h)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $462,527,753 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$17,093,605
Unrealized Depreciation:	(6,291,896)
Net Unrealized Appreciation:	$10,801,709

OPEN TOTAL RETURN SWAP CONTRACTS (a)
	Notional		Termination		Unrealized
Reference Entity	Amount	Interest Rate	Date	Counterparty	Depreciation
Barclays Bank PLC SWAP	$64,350,448	LIBOR + 1.20%	11/9/2016	Barclays Bank, Plc	(6,363,642)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015

ASSETS
Investment securities:
At cost	$452,614,161
At value	$455,651,903
Cash	19,391,347
Segregated cash at broker	21,727,940
Receivable for Fund shares sold	1,419,149
Interest receivable	2,570,095
Receivable for securities sold	3,727,483
Prepaid expenses and other assets	24,990
TOTAL ASSETS	504,512,907

LIABILITIES
Unrealized depreciation on swap contracts	6,363,642
Payable for investments purchased	3,776,506
Payable for Fund shares repurchased	1,656,347
Investment advisory fees payable	716,115
Distribution (12b-1) fees payable	45,905
Accrued expenses and other liabilities	235,651
TOTAL LIABILITIES	12,794,166
NET ASSETS	$491,718,741

Composition of Net Assets:
Paid in capital	$472,184,754
Accumulated undistributed net investment loss	29,159,964
Accumulated net realized gain from investments and swaps	(6,300,077)
Net unrealized depreciation of investments and swaps	(3,325,900)
NET ASSETS	$491,718,741

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2015

Net Asset Value Per Share:
Class A Shares:
Net Assets	$59,517,099
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,574,685
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.68
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$11.33

Class C Shares (d):
Net Assets	$20,458,844
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,935,763
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.57

Class I Shares:
Net Assets	$344,563,510
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	32,209,228
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.70

Class N Shares:
Net Assets	$67,179,288
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,297,857
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.67

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF OPERATIONS

	Period Ended	Year Ended
	June 30,	September 30,
	2015 (a)	2014
INVESTMENT INCOME
Interest (net of foreign withholding tax of $5,310)	$10,247,298	$8,359,998

EXPENSES
Advisory fees	4,796,155	4,204,846
Distribution (12b-1) fees:
Class A	90,167	127,542
Class C	111,998	63,218
Class N	124,103	115,941
Administrative services fees	250,801	249,749
Non 12b-1 shareholder servicing fees	139,794	143,959
Transfer agent fees	99,864	106,540
Printing and postage expenses	79,282	93,508
Registration fees	45,941	65,017
Professional fees	37,065	108,694
Custodian fees	35,049	43,939
Compliance officer fees	34,033	35,695
Accounting services fees	27,359	34,783
Trustees fees and expenses	11,403	14,480
Insurance expense	4,729	16,857
Other expenses	11,220	2,302
TOTAL EXPENSES	5,898,963	5,427,070
Less: Fees waived by the Advisor	(158,179)	(386,313)
NET EXPENSES	5,740,784	5,040,757

NET INVESTMENT INCOME	4,506,514	3,319,241

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	13,137,031	10,702,066
Swaps	22,446,751	16,625,238
Net Realized Gain	35,583,782	27,327,304

Net change in unrealized appreciation (depreciation) on:
Investments	(7,226,287)	12,706,987
Swaps	(7,563,937)	2,440,412
Net Change in Unrealized Appreciation/(Depreciation)	(14,790,224)	15,147,399

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	20,793,558	42,474,703

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,300,072	$45,793,944

(a)	For the period October 1, 2014 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	June 30, 2015 (a)	September 30, 2014	September 30, 2013

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$4,506,514	$3,319,241	$23,291
Net realized gain/(loss) on investments and swaps	35,583,782	27,327,304	(10,596,613)
Net change in unrealized appreciation/(depreciation) on investments and swaps	(14,790,224)	15,147,399	(9,088,632)
Net increase/(decrease) in net assets resulting from operations	25,300,072	45,793,944	(19,661,954)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(4,383,717)	(849,456)	(179,393)
Class C	(1,168,171)	(56,163)	(615)
Class I	(27,487,751)	(3,153,419)	(517,540)
Class N	(5,756,137)	(729,199)	(174,540)
From net realized gains
Class A	—	—	(134,326)
Class C	—	—	(7,612)
Class I	—	—	(213,038)
Class N	—	—	(168,408)
Total distributions to shareholders	(38,795,776)	(4,788,237)	(1,395,472)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	44,207,346	12,132,056	62,038,995
Class C	13,773,226	2,187,759	6,306,420
Class I	219,019,131	94,895,557	125,324,931
Class N	60,113,485	15,325,445	20,999,568
Net asset value of shares issued in reinvestment of distributions:
Class A	4,115,199	780,871	253,710
Class C	1,064,509	52,443	7,738
Class I	26,201,005	2,874,580	651,523
Class N	3,496,366	331,333	280,555
Redemption fee proceeds:
Class A	2,348	3,479	8,581
Class C	755	397	391
Class I	14,381	10,582	13,687
Class N	3,042	2,925	8,928
Payments for shares redeemed:
Class A	(17,533,240)	(63,078,501)	(47,435,558)
Class C	(825,172)	(2,815,340)	(1,369,654)
Class I	(92,753,257)	(84,416,353)	(48,506,915)
Class N	(38,576,532)	(35,744,185)	(49,419,300)
Net increase (decrease) from shares of beneficial interest transactions	222,322,592	(57,456,952)	69,163,600

NET INCREASE (DECREASE) IN NET ASSETS	208,826,888	(16,451,245)	48,106,174

NET ASSETS
Beginning of Period	282,891,853	299,343,098	251,236,924
End of Period *	$491,718,741	$282,891,853	$299,343,098
* Includes accumulated net investment income (loss) of:	$29,159,964	$1,171,879	$1,049,594

(a)	For the period October 1, 2014 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	June 30, 2015 (a)	September 30, 2014	September 30, 2013
SHARE ACTIVITY
Class A:
Shares Sold	3,890,110	1,223,635	6,306,642
Shares Reinvested	383,629	80,724	26,545
Shares Redeemed	(1,569,976)	(6,395,795)	(4,927,705)
Net increase (decrease) in shares of beneficial interest outstanding	2,703,763	(5,091,436)	1,405,482

Class C:
Shares Sold	1,225,475	217,895	631,134
Shares Reinvested	100,491	5,469	801
Shares Redeemed	(74,191)	(294,206)	(144,697)
Net increase (decrease) in shares of beneficial interest outstanding	1,251,775	(70,842)	487,238

Class I:
Shares Sold	19,327,259	9,516,930	12,819,629
Shares Reinvested	2,438,468	292,130	68,348
Shares Redeemed	(8,298,998)	(8,538,285)	(5,050,932)
Net increase in shares of beneficial interest outstanding	13,466,729	1,270,775	7,837,045

Class N:
Shares Sold	5,318,503	1,564,367	2,147,528
Shares Reinvested	325,936	33,789	29,054
Shares Redeemed	(3,399,266)	(3,678,580)	(5,084,200)
Net increase (decrease) in shares of beneficial interest outstanding	2,245,173	(2,080,424)	(2,907,618)

(a)	For the period October 1, 2014 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Period Ended		Year Ended	Year Ended
	June 30,		September 30,	September 30,		Period Ended
	2015 *		2014	2013		September 30, 2012 (1)

Net asset value, beginning of period	$10.73		$9.25	$9.85		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.11		0.10	(0.01)		(0.10)
Net realized and unrealized gain (loss) on investments	1.06		1.53	(0.55)		—
Total from investment operations	1.17		1.63	(0.56)		(0.10)

Less distributions from:
Net investment income	(1.22)		(0.15)	(0.02)		(0.05	) (4)
Net realized gains	—		—	(0.02)		—
Total distributions	(1.22)		(0.15)	(0.04)		(0.05)

Redemption fees collected (3)	0.00		0.00	0.00		0.00

Net asset value, end of period	$10.68		$10.73	$9.25		$9.85

Total return (4)	11.02	% (5)	17.79%	(5.68	)% (6)	(1.04	)% (5,6)

Net assets, at end of period (000s)	$59,517		$30,795	$73,686		$64,613

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.98	% (8)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94	% (8)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.27	% (8)	1.04%	(0.08)		(1.13	)% (8)

Portfolio Turnover Rate	68	% (5)	97%	82%		99	% (5)

* For the period October 1, 2014 through June 30, 2015.

(1) Class A commenced operations on October 31, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.98	% (8)	2.08%	2.29%		2.41	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94	% (8)	1.94%	2.23%		2.25	% (8)

(11) Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.26	% (8)	1.04%	0.06%		0.36	% (8)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class C
	Period Ended		Year Ended	Year Ended
	June 30,		September 30,	September 30,		Period Ended
	2015 *		2014	2013		September 30, 2012 (1)

Net asset value, beginning of period	$10.63		$9.18	$9.83		$10.13

Income (loss) from investment operations:
Net investment income (loss) (2)	0.04		0.03	(0.08)		(0.12)
Net realized and unrealized gain (loss) on investments	1.07		1.50	(0.55)		(0.18)
Total from investment operations	1.11		1.53	(0.63)		(0.30)

Less distributions from:
Net investment income	(1.17)		(0.08)	(0.00	) (3)	(0.00	) (3)
Net realized gains	—		—	(0.02)		—
Total distributions	(1.17)		(0.08)	(0.02)		0.00

Redemption fees collected (3)	0.00		0.00	0.00		0.00

Net asset value, end of period	$10.57		$10.63	$9.18		$9.83

Total return (4)	10.46	% (5)	16.82%	(6.42	)% (6)	(2.93	)% (5,6)

Net assets, at end of period (000s)	$20,459		$7,274	$6,932		$2,630

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	2.73	% (8)	2.83%	3.20%		4.63	% (8)
Ratio of net expenses to average net assets (10)	2.69	% (8)	2.69%	3.13%		4.47	% (8)
Ratio of net investment income to average net assets (11)	0.52	% (8)	0.29%	(0.83)%		(1.95	)% (8)

Portfolio Turnover Rate	68	% (5)	97%	82%		99	% (5)

* For the period October 1, 2014 through June 30, 2015.

(1) Class C Shares commenced operations on February 16, 2012.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	2.73	% (8)	2.83%	3.04%		3.16	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	2.69	% (8)	2.69%	2.98%		3.00	% (8)

(11) Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	0.52	% (8)	0.29%	(0.69)%		(0.48	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Period Ended		Year Ended		Year Ended
	June 30,		September 30,		September 30,		Period Ended
	2015 *		2014		2013		September 30, 2012 (1)

Net asset value, beginning of period	$10.75		$9.27		$9.86		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.13		0.13		0.02		(0.07)
Net realized and unrealized gain (loss) on investments	1.06		1.53		(0.55)		(0.01)
Total from investment operations	1.19		1.66		(0.53)		(0.08)

Less distributions from:
Net investment income	(1.24)		(0.18)		(0.04)		(0.06)
Net realized gains	—		—		(0.02)		—
Total distributions	(1.24)		(0.18)		(0.06)		(0.06)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of period	$10.70		$10.75		$9.27		$9.86

Total return (4)	11.20	% (5)	18.07	% (6)	(5.44	)% (6)	(0.77	)% (5,6)

Net assets, at end of period (000s)	$344,564		$201,388		$162,008		$94,992

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.74	% (8)	1.83%		2.20%		3.63	% (8)
Ratio of net expenses to average net assets (10)	1.69	% (8)	1.69%		2.13%		3.47	% (8)
Ratio of net investment income to average net assets (11)	1.51	% (8)	1.29%		0.17%		(0.79	)% (8)

Portfolio Turnover Rate	68	% (5)	97%		82%		99	% (5)

* For the period October 1, 2014 through June 30, 2015.

(1) Class I commenced operations on October 31, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.74	% (8)	1.83%		2.04%		2.16	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.69	% (8)	1.69%		1.98%		2.00	% (8)

(11) Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.50	% (8)	1.29%		0.31%		0.68	% (8)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Period Ended		Year Ended	Year Ended
	June 30,		September 30,	September 30,		Period Ended
	2015 *		2014	2013		September 30, 2012 (1)

Net asset value, beginning of period	$10.72		$9.25	$9.84		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.11		0.10	(0.01)		(0.11)
Net realized and unrealized gain (loss) on investments	1.06		1.52	(0.54)		—
Total from investment operations	1.17		1.62	(0.55)		(0.11)

Less distributions from:
Net investment income	(1.22)		(0.15)	(0.02)		(0.05)
Net realized gains	—		—	(0.02)		—
Total distributions	(1.22)		(0.15)	(0.04)		(0.05)

Redemption fees collected (3)	0.00		0.00	0.00		0.00

Net asset value, end of period	$10.67		$10.72	$9.25		$9.84

Total return (4)	11.04	% (5)	17.69%	(5.58	)% (6)	(1.15	)% (5,6)

Net assets, at end of period (000s)	$67,179		$43,434	$56,717		$89,002

Ratios including the expenses and income of AFES Fund Limited:
Ratio of gross expenses to average net assets (7,9)	1.99	% (8)	2.08%	2.45%		3.88	% (8)
Ratio of net expenses to average net assets (10)	1.94	% (8)	1.94%	2.38%		3.72	% (8)
Ratio of net investment income to average net assets (11)	1.27	% (8)	1.04%	(0.08)%		(1.22	)% (8)

Portfolio Turnover Rate	68	% (5)	97%	82%		99	% (5)

* For the period October 1, 2014 through June 30, 2015.

(1) Class N commenced operations on October 31, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AFES Fund Limited (7)	1.99	% (8)	2.08%	2.29%		2.41	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AFES Fund Limited	1.94	% (8)	1.94%	2.23%		2.25	% (8)

(11) Ratio of net investment income to average net assets excluding the expenses and income of AFES Fund Limited	1.26	% (8)	1.04%	0.06%		0.25	% (8)

See accompanying notes to consolidated financial statements.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund’s investment objective is to seek long term capital appreciation. Effective June 30, 2015, the Fund and AFES Fund Limited have changed their fiscal year-end from March 31 to June 30 for operational efficiencies.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class N shares of the Fund are offered at their NAV without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1.00% to shares redeemed within 12 months of purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options and Futures shall be valued at the close price at 4 pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The team may also enlist third party

 Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Unaffiliated Trading Companies	$—	$24,279,898	$—	$24,279,898
Structured Note	—	19,563,048	—	19,563,048
Bonds and Notes	—	368,849,029	—	368,849,029
Short-Term Investments	—	42,959,928	—	42,959,928
Total	$—	$455,651,903	$—	$455,651,903
Liabilities *
Swap Contract	$—	$6,363,642	$—	$6,363,642
Total	$—	$449,288,261	$—	$449,288,261

*	Refer to the Consolidated Portfolio of Investments for security classification.

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities as of June 30, 2015.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AFES Fund Limited (“AFES”), a wholly-owned and controlled foreign corporation subsidiary, in which the Fund may invest up to 25% of its total assets.

AFES invests in the global derivatives markets through the use of unaffiliated trading companies of Futures Evolution Ltd. (“FEL”). FEL is a fund incorporated as an exempted company under the Companies Law of the Cayman Islands on September 8, 2011. FEL uses one or “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) either registered or exempt for registration with the U.S. Commodity Futures Trading Commission. Managed Futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

Altegris Advisors, L.L.C. (the “Advisor”) fair values AFES investments daily based on the CTA’s position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisors fair value NAV is back reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at June 30, 2015, the NAV is calculated using the current market values of the Fund’s total consolidated assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

A summary of the Fund’s investment in AFES is as follows:

	Inception Date of	AFES Net Assets at	% of Fund Net Assets at
	AFES	June 30, 2015	June 30, 2015
AFES	10/31/2011	$ 104,433,075	21.2%

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2012-2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AFES is an exempted Cayman investment company. AFES has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AFES is a CFC and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund. Expenses, which are not readily identifiable to a particular Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $328,096,256 and $162,908,392, respectively. For the period ended June 30, 2015, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $74,799,661 and $50,387,186, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: The risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

Liquidity Risk: The risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arise.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2015:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Liability Derivatives
Total Return Swaps	Unrealized depreciation on Swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2015:

Liability Derivative Investment Value

Swaps
Total Return Swaps	$(6,363,642)

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2015:

			Change in
			Unrealized
Contract Type/	Location of Gain or (Loss) On	Realized Gain	Depreciation
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Total Return Swaps	Net realized gain on swap contract	$22,446,751
	Net change in unrealized appreciation/(depreciation) on swap contract		$(7,563,937)

Total		$22,446,751	$(7,563,937)

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

The notional value of the derivative instruments outstanding as of June 30, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. During the year ended June 30, 2015, the Fund was not subject to any master netting arrangements.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor. The Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P. who serves as the Fund’s sub-advisor (the “Sub-Advisor”).

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund. During the period ended June 30, 2015, the Advisor earned $4,796,155 in advisory fees.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2016, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads, interest, brokerage fees and commissions, swap and structured note fees, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, short selling expenses, expenses incurred in connection with any merger or reorganization, indirect expenses or extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively (the “expense limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor. During the period ended June 30, 2015, the Advisor waived advisory fees of $158,179 under the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

Sep-16	$197,198
Sep-17	$386,313
Jun-18	$158,179
$741,690

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. These fees are paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended June 30, 2015, pursuant to the Plans, Class A, Class C and Class N shares incurred $90,167, $111,998 and $124,103, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the period ended June 30, 2015, the Distributor received $273,219 and $131,291 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $39,571, and $747 was retained by the principal underwriter or other affiliated broker-dealers.

The administration of FEL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with FEL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of FEL prior to subscriptions issued, and before any management fees accrued.

The Fund is part of a series of Altegris Mutual Funds (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the Family pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”): GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended June 30, 2015, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $2,348, $755 $14,381 and $3,042, respectively.

Altegris Futures Evolution Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended June 30, 2015 and September 30, 2014 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	September 30, 2014
Ordinary Income	$38,795,776	$4,788,237
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$38,795,776	$4,788,237

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$29,140,175	$—	$(6,257,161)	$19,789	$—	$(3,368,816)	$19,533,987

The differences between book basis and tax basis accumulated net investment income, net accumulated realized loss, and unrealized depreciation are primarily attributable to the tax deferral of losses on wash sales and adjustment for bonds.

At June 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$4,392,740	$1,864,421	$6,257,161

Permanent book and tax differences, primarily attributable to book/tax basis treatment of paydown, and adjustments for the CFC, resulted in reclassification for the year ended June 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(26,264,894)	$62,277,347	$(36,012,453)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Altegris Futures Evolution Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Futures Evolution Fund (the “Fund”), including the consolidated portfolio of investments, as of June 30, 2015, and the related consolidated statements of operations, changes in net assets, and financial highlights for the period October 1, 2014 through June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The consolidated statement of operations of the Fund for the year ended September 30, 2014, consolidated statements of changes in net assets of the Fund for the years ended September 30, 2014 and September 30, 2013, and the consolidated financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated November 26, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Futures Evolution Fund as of June 30, 2015, and the results of its consolidated operations, consolidated changes in its net assets, and consolidated financial highlights for the period October 1, 2014 through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

August 28, 2015

Member of Deloitte Touche Tohmatsu Limited

Altegris Futures Evolution Strategy Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2015 and ending June 30, 2015.

Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual	Expense	Account Value	Value	Period *
Expenses	Ratio	1/1/2015	6/30/2015	1/1/15 – 6/30/15
Class A	1.94%	$1,000.00	$981.50	$9.53
Class C	2.69%	$1,000.00	$977.90	$13.19
Class I	1.69%	$1,000.00	$982.70	$8.31
Class N	1.94%	$1,000.00	$981.40	$9.53

	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical	Expense	Account Value	Value	Period *
(5% return before expenses)	Ratio	1/1/2015	6/30/2015	1/1/15 – 6/30/15
Class A	1.94%	$1,000.00	$1,015.17	$9.69
Class C	2.69%	$1,000.00	$1,011.46	$13.42
Class I	1.69%	$1,000.00	$1,016.41	$8.45
Class N	1.94%	$1,000.00	$1,015.17	$9.69

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

Altegris Futures Evolution Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/15 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

SUB-ADVISOR
Doubleline Capital LP
333 South Grand Ave. Suite 1800
Los Angeles, CA 90071

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)      Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)       Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $35,000

2014 - $30,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 - $8,500

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                    2015 2014

Audit-Related Fees:                   100% 100%

Tax Fees:          100% 100%

All Other Fees:  100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $8,500

2014 - $8,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/5/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/5/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 9/5/2015